UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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The KEYW Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE KEYW HOLDING CORPORATION

Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of The KeyW Holding Corporation (“KeyW” or the “Company”) to be held at KeyW’s Corporate Headquarters, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, on Thursday, May 10, 2018 at 12:00 p.m. Eastern Time. We invite you to arrive at 11:30 a.m. to visit with KeyW management. Light refreshments will be served.

As discussed in the enclosed Proxy Statement, the matters to be acted on at the Annual Meeting are: (1) the election of directors, (2) the ratification of the appointment of the Company’s independent registered public accounting firm, (3) amendments to our Amended and Restated 2013 Stock Incentive Plan, including an increase of the number of shares available under the Plan, and (4) a non-binding advisory vote on executive compensation (a “Say-on-Pay” vote). There will be an opportunity for stockholders to present questions to management and to a representative of the Company’s independent registered public accounting firm.

The Company’s 2017 Annual Report is enclosed. The 2017 Annual Report is not a part of the enclosed Proxy Statement.

Whether or not you plan to attend, we request that your shares of stock be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning the enclosed Proxy Card in the enclosed envelope or by transmitting your voting instructions online at www.proxyvote.com. If you sign and return your Proxy Card without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors contained in the enclosed Proxy Statement.

We look forward to seeing you on May 10, 2018 and urge you to return your Proxy Card as soon as possible.

Respectfully yours,

William J. Weber

President and Chief Executive Officer

Hanover, Maryland

April 6, 2018

THE KEYW HOLDING CORPORATION

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2018

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of The KeyW Holding Corporation, a Maryland corporation, (“KeyW” or the “Company”), will be held at 12:00 p.m. Eastern Time on Thursday, May 10, 2018, at KeyW’s Corporate Headquarters, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, for the following purposes:

1.	To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	To approve amendments to our Amended and Restated 2013 Stock Incentive Plan, including an increase of the number of shares available under the Plan;

4.	To take a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers (“Say-on-Pay”); and

5.	To transact such other business as may properly come before the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on March 22, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

Please indicate your vote, date and sign the enclosed Proxy Card and promptly return it in the enclosed pre-addressed envelope or transmit your voting instructions online at www.proxyvote.com. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. The prompt voting of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your Proxy Card, you still may do so.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
May 10, 2018

The Proxy Statement and 2017 Annual Report are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Philip Luci, Jr.

Corporate Secretary

Hanover, Maryland

April 6, 2018

PROXY STATEMENT	- 1 -
VOTING SECURITIES AND PRINCIPAL HOLDERS	- 2 -
Security Ownership of Certain Beneficial Owners and Management	- 2 -
THE BOARD OF DIRECTORS AND COMMITTEES	- 4 -
Board Composition	- 4 -
Director Independence	- 4 -
Board Leadership Structure	- 4 -
Board Committees	- 4 -
Compensation Committee Interlocks and Insider Participation	- 5 -
Director Selection Criteria	- 6 -
Stockholder Nominations	- 7 -
Code of Ethics	- 7 -
Communication between Stockholders and Directors	- 7 -
Director Attendance at Board Meetings and Annual Meeting	- 8 -
Board Role in Risk Oversight	- 8 -
Director Compensation	- 8 -
EXECUTIVE COMPENSATION	- 10 -
Compensation Discussion and Analysis	- 10 -
Compensation Committee Report	- 23 -
Summary Compensation Table	- 24 -
Grants of Plan-Based Awards Table	- 26 -
Outstanding Equity Awards at Fiscal Year End	- 27 -
Option Exercises and Stock Vested at Fiscal Year End	- 28 -
Employment Agreements	- 28 -
CEO Pay Ratio Disclosure	- 36 -
Equity Incentive Plans	- 37 -
Equity Compensation Plan Information	- 44 -
Retirement Plans	- 44 -
Employee Stock Purchase Plan	- 44 -
Options to Purchase Securities	- 44 -
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	- 45 -
Review, Approval and Ratification of Transactions with Related Persons	- 45 -
Transactions with Related Persons	- 45 -
PROPOSAL 1 - ELECTION OF DIRECTORS	- 46 -
Directors/Nominees	- 46 -
Executive Officers	- 50 -
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	- 52 -
PROPOSAL 3 - AmendmentS to the Company’s AMENDED AND RESTATED 2013 Stock Incentive Plan	- 52 -
PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF the COMPANY’S NAMED EXECUTIVE OFFICERS	- 56 -
Background of the Proposal	- 56 -
Say-on-Pay Proposal	- 56 -
Audit Committee Report	- 58 -
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	- 59 -
OTHER MATTERS	- 60 -
Section 16(a) Beneficial Ownership Reporting Compliance	- 60 -
Other Business	- 60 -
Stockholder Proposals for the 2019 Annual Meeting	- 60 -
Annual Report and Consolidated Financial Statements	- 60 -
Householding	- 60 -
Reference Documents	- 61 -
ANNEX A – Non-GAAP Financial Measures – Adjusted EBITDA	A-1
ANNEX B – Amended and Restated 2013 Stock Incentive Plan	B-1

i

THE KEYW HOLDING CORPORATION

7740 Milestone Parkway, Suite 400

Hanover, Maryland 21076

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2018

This Proxy Statement and enclosed Proxy Card are furnished to the holders of common stock, $0.001 par value (the “Common Stock”), of The KeyW Holding Corporation, a Maryland corporation (“KeyW” or the “Company”) and is solicited by the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders to be held on May 10, 2018 and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at 12:00 p.m. Eastern Time on Thursday, May 10, 2018, at KeyW’s Corporate Headquarters, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076. The approximate date on which the Notice of Annual Meeting, Proxy Statement and Proxy Card are first sent or given to stockholders is April 6, 2018.

The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the Proxy will be voted “FOR” the nominees for director listed under the caption “Proposal 1” herein; “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year under the caption “Proposal 2” herein; “FOR” the amendments to the Amended and Restated 2013 Stock Incentive Plan under the caption “Proposal 3” herein; and “FOR” the Say-on-Pay proposal under the caption “Proposal 4” herein. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 22, 2018 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

As of the Record Date, there were 49,874,455 shares of the Company’s Common Stock outstanding. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding as of the Record Date will be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time by a majority of stockholders present until a quorum is obtained.

The nominees to be selected as directors must receive a majority of the votes cast at the Annual Meeting to be elected. Each other proposal must receive a majority of the votes cast at the Annual Meeting to be approved. Abstentions and broker non-votes will have no effect on the proposals because broker non-votes will not be considered as present or voting and abstentions will be counted only for purposes of determining whether there is a quorum.

Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the corporate secretary of the Board of Directors (the “Corporate Secretary”), by submission of a Proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

The cost of preparing and mailing this Proxy Statement and the accompanying Proxy Card will be borne by the Company and the Company will pay the cost of soliciting proxies. The firm of Okapi Partners, LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036 has been retained to assist in proxy solicitation with costs not to exceed $40,000, plus expenses. In addition to solicitation by mail, certain officers and regular employees of the Company, employees of the Company’s transfer agent, Computershare, or Okapi Partners, may solicit the return of proxies by telephone, email or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, by e-mail and directed to corporatesecretary@keywcorp.com or orally and directed to the Corporate Secretary at 443-733-1600.

VOTING SECURITIES AND PRINCIPAL HOLDERS

General

The voting securities of the Company consist of Common Stock. On the Record Date there were 49,874,455 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying notes set forth as of March 22, 2018, information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person or group who beneficially owns more than 5% of the Common Stock, (ii) each of the directors of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated by footnote, the nature of all beneficial ownership is direct.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Owners
BlackRock, Inc. (2)	3,130,911	6.28%
Capital Research Global Investors (3)	3,286,400	6.59%
FMR, LLC (4)	7,468,096	14.97%
Franklin Resources, Inc. and related parties (5)	5,247,549	10.24%
Neuberger Berman Group, LLC and related parties(6)	3,565,975	7.15%
Directors and Executive Officers *
Mike Alber (7)	19,000	**
Deborah Bonanni (8)	67,346	**
Bill Campbell (9)	94,733	**
Kirk Herdman (10)	5,000	**
Shep Hill (11)	18,518	**
Chris Inglis (12)	19,346	**
Phil Luci (13)	67,327	**
Ken Minihan (14)	87,846	**
Art Money (15)	92,589	**
Caroline Pisano (16)	1,256,140	2.52%
Mark Sopp (17)	79,346	**
John Sutton (18)	—	—
Bill Weber (19)	80,053	**
All Directors and Executive Officers as a Group (13 persons) (20)	1,887,244	3.77%

*	The address of all directors and executive officers is c/o The KeyW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076.
**	Less than 1%.
(1)	The percentages are calculated on the basis of 49,874,455 shares outstanding as of March 22, 2018 plus, for each person listed, securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All restricted stock regardless of vesting status is included since these shares have voting rights.
(2)	Based solely on a Schedule 13G filed with the SEC on February 1, 2018 by BlackRock, Inc. on behalf of BlackRock and certain of its subsidiaries. Principal Business Office address is 55 East 52nd Street, New York, NY 10055. The report states that BlackRock has sole voting power over 3,043,165 shares and sole dispositive power over 3,130,911 shares.
(3)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2018 by Capital Research Global Investors. Principal Business Office address is 333 South Hope Street, Los Angeles, CA 90071. Capital Research Global Investors holds these shares on behalf of SMALLCAP World Fund, Inc.
(4)	Based solely on a Schedule 13G/A filed with the SEC on February 13, 2018 by FMR, LLC on behalf of Abigail P. Johnson and Fidelity Mid-Cap Stock Fund. Principal Business Office address is 245 Summer Street, Boston, MA 02210. The report states that FMR has sole voting power over 818,741 shares and each of FMR and Ms. Johnson (by virtue of her control over FMR and affiliated entities) has sole dispositive power over all 7,468,096 shares. Fidelity Mid-Cap Stock Fund has sole voting power over 4,531,336 shares.
(5)	Based solely on a Schedule 13G/A filed with the SEC on February 7, 2018 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. Principal Business Office address is One Franklin Parkway, San Mateo, CA 94403-1906. The report states that Franklin Advisors, Inc. has sole voting and dispositive power over 5,146,120 shares and Fiduciary Trust Company International has the sole voting and dispositive power over 101,429 shares. 1,348,186 of the shares beneficially owned are issuable on conversion of the Company’s Convertible Senior Notes Due 2019.

(6)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2017 by Neuberger Berman Group, LLC and Neuberger Berman Investment Advisers, LLC. Principal Business Office address is 1290 Avenue of the Americas, New York, NY 10104. The report states that Neuberger Berman Group, LLC and Neuberger Berman Investment Advisers, LLC have shared voting power over 2,864,708 shares and shared dispositive power over 3,565,975 shares.
(7)	Of the shares shown as beneficially owned, 19,000 are owned directly by Mr. Alber.
(8)	Of the shares shown as beneficially owned, 10,173 are owned directly by Ms. Bonanni, 25,673 are unvested restricted stock and 31,500 represent presently exercisable rights to acquire common stock through stock options.
(9)	Of the shares shown as beneficially owned, 33,560 are owned directly by Mr. Campbell, 20,673 are unvested restricted stock, 20,500 represent presently exercisable rights to acquire common stock through stock options and 20,000 represent presently exercisable rights to acquire common stock through stock options held by Sanoch Management LLC, a consulting firm controlled by Mr. Campbell.
(10)	Of the shares shown as beneficially owned, 5,000 shares are unvested restricted stock.
(11)	Of the shares shown as beneficially owned, 4,259 are owned directly by Mr. Hill and 14,259 shares are unvested restricted stock.
(12)	Of the shares shown as beneficially owned, 4,673 are owned directly by Mr. Inglis and 14,673 shares are unvested restricted stock.
(13)	Of the shares shown as beneficially owned 45,727 are owned directly by Mr. Luci, 12,600 are unvested restricted stock, and 9,000 represent presently exercisable rights to acquire common stock through stock options.
(14)	Of the shares shown as beneficially owned 16,673 are owned directly by Mr. Minihan, 20,673 are unvested restricted stock, and 50,500 represent presently exercisable rights to acquire common stock through stock options.
(15)	Of the shares shown as beneficially owned 19,835 are owned directly by Mr. Money, 20,673 are unvested restricted stock, 1,581 represent presently exercisable rights to acquire common stock through warrants, and 50,500 represent presently exercisable rights to acquire common stock through stock options.
(16)	Shares deemed to be beneficially owned by Caroline S. Pisano include: (i) shares held by Ms. Pisano herself, who beneficially owns 864,934 shares of common stock, 28,009 shares of unvested restricted stock, and 18,000 shares representing presently exercisable rights to acquire common stock through stock options; (ii) 340,197 shares of common stock held by The Caroline S. Pisano 2009 Irrevocable Trust and (iii) 5,000 shares owned by her mother who resides in her household. Ms. Pisano has voting and dispositive power over the shares beneficially owned by the trust. Ms. Pisano disclaims beneficial ownership of the shares held by the trust except to the extent of her pecuniary interest therein and disclaims beneficial ownership of the securities held by her mother.
(17)	Of the shares shown as beneficially owned 64,673 are owned directly by Mr. Sopp and 14,673 are unvested restricted stock.
(18)	Mr. Sutton has no beneficial ownership.
(19)	Of the shares shown as beneficially owned 30,053 are owned directly by Mr. Weber and 50,000 are unvested restricted stock.
(20)	Of the shares shown as beneficially owned, 200,000 represent presently exercisable rights to acquire Common Stock through stock options and 1,581 represent presently exercisable rights to acquire common stock through warrants.

THE BOARD OF DIRECTORS AND COMMITTEES

Board Composition

Our Board currently consists of nine individuals. Directors are elected annually, and each director holds office for a one-year term. The Board of Directors generally meets quarterly. Additionally, our bylaws provide for special meetings and, as also permitted by Maryland law, board action may be taken without a meeting upon unanimous written consent of all directors.

The biographical information presented later in this Proxy Statement discusses the specific experience, qualifications, attributes and skills contributing to our conclusion that each nominee for director should serve as a member of our Board of Directors. Our goal in selecting board members is to compose leadership that has a broad base of knowledge and experience targeted to our business and industry, which allows our Board to engage in forthright discussion about our strategies, risks and plans as a Company. Members of the Board of Directors who have an investment stake in our Company have interests that are aligned with our Company’s desire to grow and prosper. We believe that each Board member has demonstrated business acumen and an ability to exercise sound and ethical judgment, as well as a commitment of service to our Company and to our Board of Directors during the period leading up to this filing. Finally, we value their significant experience on other public company boards of directors and board committees, in government agencies, and in private companies, which when aggregated as a full board we feel provides the level of expertise necessary in directing our Company.

Director Independence

Under the NASDAQ Marketplace Rules, a majority of our Board of Directors must be comprised of independent directors, and each member of our Audit, Compensation and Nominating and Corporate Governance Committees must be an independent director, as defined under the NASDAQ Marketplace Rules. Under the NASDAQ Marketplace Rules, a director will not qualify as an “independent director” if, in the opinion of the company's Board of Directors, the director has any relationship which would interfere with the exercise of the director's independent judgment in carrying out his or her responsibilities as a director. In addition, under the NASDAQ Marketplace Rules, an independent director may not be an executive officer or employee of our company and must satisfy certain other requirements under the NASDAQ Marketplace Rules.

In addition, each member of our Audit Committee must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (2) be an affiliated person of the company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and nominee for director under the NASDAQ Marketplace Rules and under applicable securities laws and rules. As a result of this review, our Board of Directors affirmatively determined that Ms. Bonanni, Ms. Pisano, Mr. Campbell, Mr. Hill, Mr. Inglis, Mr. Minihan, Mr. Money, and Mr. Sopp, representing a majority of our Board of Directors, each are “independent directors” as defined under the NASDAQ Marketplace Rules and that each member of our Audit Committee satisfies the independence requirements of Rule 10A-3 of the Exchange Act.

Board Leadership Structure

As of May 27, 2015, Caroline Pisano was appointed as Chairman of the Board. Mr. William (“Bill”) J. Weber was appointed President, Chief Executive Officer and a director effective October 1, 2015. As set forth above, eight (8) of our nine (9) current directors satisfy NASDAQ independence requirements. Independent directors head each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, and each of the Committees is comprised solely of independent directors.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, with each Committee having the composition and responsibilities described below. The members of each Committee are appointed by our Board of Directors. Copies of the charters of each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee setting forth the responsibilities of the Committees are available on our website at www.keywcorp.com. We periodically review and revise the Committee charters.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Mark Sopp, Chairperson	Art Money, Chairperson	Ken Minihan, Chairperson

Shep Hill	Bill Campbell	Deborah Bonanni

Art Money	Shep Hill	Chris Inglis

Caroline Pisano	Mark Sopp

Audit Committee

Our Board of Directors has determined that each member of the Audit Committee meets the financial literacy requirements under the NASDAQ Marketplace Rules and that each of Ms. Pisano and Mr. Sopp qualifies as an “Audit Committee financial expert” under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. In addition, our Board of Directors has determined that each member of our Audit Committee is an independent director under the listing standards of the NASDAQ Marketplace Rules and is independent pursuant to Rule 10A-3 of the Exchange Act. As provided for in the Committee’s charter, as approved by our Board of Directors, our Audit Committee is responsible for, among other things:

•	Determining the appointment, compensation, retention and oversight of our independent registered public accounting firm; evaluating the qualifications, performance and independence of our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•	Overseeing our accounting and financial reporting processes and the audits of our financial statements; and
•	Reviewing and assessing the qualitative aspects of our financial reporting, our processes to manage business and financial risk, and our compliance with significant applicable legal, ethical and regulatory requirements as they relate to financial statements or accounting matters.

The Audit Committee held ten meetings in 2017.

Compensation Committee

As provided for in the Committee’s charter, as approved by our Board of Directors, our Compensation Committee is responsible for, among other things:

•	Reviewing and recommending KeyW’s general policy regarding executive compensation;
•	Reviewing and recommending compensation for our chief executive officer and our other Named Executive Officers, including annual base salary, annual incentive bonus (including the specific goals required to receive an annual incentive bonus and the amount of any such annual incentive bonus), equity compensation and any other benefits or compensation;
•	Reviewing and recommending any employment-related agreements, severance arrangements and change-of-control arrangements and similar agreements/arrangements for our executive officers;
•	Reviewing and recommending compensation plans for our employees and amendments to our compensation plans to our Board of Directors;
•	Preparing the Compensation Committee report that the SEC requires to be included in our annual proxy statement; and
•	Overseeing, reviewing and making recommendations with respect to our equity incentive plans.

Our Board of Directors has determined that each member of our Compensation Committee is an “independent director” as defined under the NASDAQ Marketplace Rules.

The Compensation Committee held ten meetings in 2017.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the last completed fiscal year: (a) was, during the fiscal year, an officer or employee of the Company; (b) was formerly an officer or employee of the Company; or (c) had any relationships requiring disclosure under Item 404 of Regulation S-K.

During the last completed fiscal year: (a) no executive officer of the Company served as a member of the Compensation Committee (or other Board Committee performing equivalent functions or, in the absence of any such Committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; and (c) no executive officer of the Company served as a member of the Compensation Committee (or other Board Committee performing equivalent functions or, in the absence of any such Committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Nominating and Corporate Governance Committee

As provided for in the Committee’s charter and as approved by our Board of Directors, our Nominating and Corporate Governance Committee is responsible for, among other things:

•	Reviewing developments in corporate governance practices and developing and recommending governance principles, policies and procedures applicable to KeyW;
•	Identifying, reviewing and recommending to our Board of Directors nominees for election to our Board of Directors and to fill vacancies on our Board of Directors;
•	New director orientation;
•	Reviewing and making recommendations to our Board of Directors regarding Board Committee structure and membership; and
•	Succession planning for our executive officers.

Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is an “independent director” as defined under the NASDAQ Marketplace Rules.

The Nominating and Corporate Governance Committee adopted the Corporate Governance Guidelines on April 30, 2010 (the “Guidelines”). The Guidelines are designed to assist the Board of Directors in the exercise of its responsibilities and provides guidance on matters such as: board size and composition, selection of directors, stockholder nominations, selection of Chairperson, expectations for directors, board responsibilities, board meetings, executive sessions, the committees of the board, orientation and continuing education, and reliance on management and outside counsel.

The Nominating and Corporate Governance Committee held four meetings in 2017.

Director Selection Criteria

Our goal in selecting directors is to compose leadership that has a broad base of knowledge and experience targeted to our business and industry, which allows our Board of Directors to engage in forthright discussion about our strategies, risks and plans as a Company.

The Nominating and Corporate Governance Committee shall identify, review and recommend candidates to serve on the Board of Directors. The Committee may use outside consultants to assist in identifying candidates. Final approval of a candidate is determined by the full Board. The Committee and the Board of Directors shall take the following factors into consideration, including such other factors as the Board of Directors may determine:

•	Regulatory Requirements. They will assure that the Board has directors who meet the applicable criteria for Committee or Board membership established by regulatory entities including NASDAQ, the Securities and Exchange Commission, and the Internal Revenue Service.
•	Independence. They will assure that at least a majority of the Board will be independent directors in accordance with NASDAQ regulations.
•	Overall Board Composition. They will consider the Board’s overall composition in light of current and future needs. Among the characteristics the Committee may consider are: professional skills and background, experience in relevant industries, diversity, age and geographic background.
•	Performance. They will consider the past performance of incumbent directors.
•	Other Criteria. Particularly with regard to new directors, they will also assess whether the candidates have the qualities expected of all directors, including integrity, judgment, acumen, and the time and ability to make a constructive contribution to the Board.

•	Notice. In order to assure that the Board has ample notice of potential recommended changes in the Board, the Nominating and Corporate Governance Committee will inform the Board of the criteria used by the Committee in evaluating director nominations in advance of, and at the time of, submitting such nominations to the Board.

The Board of Directors, taking into consideration the recommendations of the Nominating and Corporate Governance Committee, shall be responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies and newly created directorships, with primary emphasis on the criteria set forth above. The Board of Directors, taking into consideration the assessment of the Nominating and Corporate Governance Committee, shall also make a determination as to whether a nominee or appointee would be an independent director.

Stockholder Nominations

The Company welcomes nominations from stockholders and encourages interested stockholders to submit candidates to the Nominating and Corporate Governance Committee through the Corporate Secretary. The Nominating and Corporate Governance Committee shall give appropriate consideration to candidates for the Board of Directors recommended for nomination by stockholders in accordance with the Company’s bylaws, and shall evaluate such candidates in the same manner as other candidates identified to the Committee. The Company has not received any recommended nominees from any stockholder to date. Stockholders can send nominations by e-mail to corporatesecretary@keywcorp.com, by fax to (443) 733-1801 or by mail to Corporate Secretary, The KeyW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076.

Code of Ethics

KeyW has adopted a code of business conduct and ethics applicable to all of our officers (including our CEO and CFO), directors, and employees. A copy of that code is available on our corporate website at www.keywcorp.com. The policies and procedures address a wide array of professional conduct, including, but not limited to:

Conduct	Political Contributions, Activities and Public Positions
Public Disclosure	Government Officials and Company Personnel
Legal Compliance	Payments to Employees of Customers or Suppliers
Government Business	Conflict of Interest
Company Records and Accounts	Compliance with Tax and Currency Laws
Insider Trading	Import and Export
Vigilant Reporting	Time Recording
Indoctrination	Reporting of Violations

Any person may receive a copy of this Code of Ethics at no charge by contacting the Company’s Corporate Secretary via mail, email to corporatesecretary@keywcorp.com or by phone at 443-733-1600.

Employees with complaints or concerns may report these through the KeyW OpenBoard which provides an anonymous and confidential method for reporting any issues or concerns. Employees may present concerns anonymously through OpenBoard at 866-265-3857. Confidential reports also may be submitted by mail addressed to the Corporate Secretary for delivery to the Board of Directors or submitted online at https://www.openboard.info/keyw/index.cfm.

Communication between Stockholders and Directors

The Board of Directors recommends that stockholders initiate any communications with the Board of Directors in writing and send them in care of the Corporate Secretary. Stockholders can send communications by e-mail to corporatesecretary@keywcorp.com, by fax to 443-733-1801 or by mail to Corporate Secretary, The KeyW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076. This centralized process will assist the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board of Directors has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial, inflammatory or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Attendance at Board Meetings and Annual Meeting

The Board of Directors held ten meetings during 2017. The Board of Directors held four independent directors meetings without management during 2017. Each director attended more than 75% of the total number of meetings of the Board and Committees on which they served. It is the policy of the Company and Board of Directors that all directors attend the Annual Meeting of Stockholders and be available for questions from the stockholders. All directors attended the 2017 Annual Meeting of Stockholders. It is anticipated that all directors nominated for election at the Annual Meeting will be in attendance at the Annual Meeting.

Board Role in Risk Oversight

The role of the Board of Directors in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. In connection with its reviews of the operations of the Company’s business units and corporate functions, the Board of Directors considers and addresses the primary risks associated with those units and functions. The full Board of Directors regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within each Committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board of Directors. Other Committees meet in executive sessions as necessary. In performing its functions, the Audit Committee and each Committee of the Board of Directors has full access to management, as well as the ability to engage advisors. The Board of Directors receives reports from each of the Committees regarding each Committee’s particularized areas of focus.

Director Compensation

Cash Awards

Directors who are full-time employees of KeyW receive no additional compensation for their service as directors. With respect to non-employee directors, our philosophy is to provide competitive compensation necessary to attract and retain outstanding people to our Board of Directors. The Compensation Committee reviews annually the form and amount of director compensation, and as part of its review of the compensation policies of KeyW, has sought input from the Company’s Compensation Consultant (defined below) as to director compensation practices of similarly-situated companies.

On May 18, 2016 and effective July 1, 2016, the Board of Directors and the Compensation Committee approved the following non-employee director cash compensation levels, which continue to apply to director compensation paid in 2017:

•	Annual retainer of $45,000 for Board service with the Chairman of the Board receiving a retainer of $75,000;
•	Audit Committee chairperson retainer of $15,000;
•	Compensation Committee chairperson retainer of $10,000; and
•	Nominating and Corporate Governance Committee chairperson retainer of $7,500.

Equity Awards

The current practice for non-employee directors is to grant restricted stock annually based on the market value at the time of grant. The annual aggregate value of the grant considers multiple factors, including, but not limited to market practices, the Company’s share price at the time of grant, and annual share utilization.

The table below summarizes the compensation paid by KeyW to non-employee directors for the fiscal year ended December 31, 2017.

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards($) (1) (2)	Total ($)
Deborah Bonanni	45,000	58,700	103,700
Bill Campbell	45,000	58,700	103,700
Shep Hill	45,000	158,701	203,701
Chris Inglis	45,000	58,700	103,700
Ken Minihan	52,500	58,700	111,200
Art Money	55,000	58,700	113,700
Caroline Pisano	75,000	88,050	163,050
Mark Sopp	60,000	58,700	118,700

(1)	On December 20, 2017, each non-employee director was awarded 10,000 shares of restricted stock except Chairperson Pisano who received 15,000 shares. The shares have 3-year cliff vesting. The fair market value of the stock was $5.87 per share. Director Hill was awarded 8,518 shares of restricted stock on January 3, 2017 due to his November 2016 election to the Board. The shares have a vesting schedule of 50% vesting at each of the first and second year grant date anniversaries. The fair market value of the stock was $11.74 per share.
(2)	Amounts reported in this column reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. For a description of the assumptions used in making these calculations see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited financial statements and notes in our Form 10-K for the fiscal year ended December 31, 2017.

The non-employee directors held the following numbers of stock options and unvested restricted stock as of December 31, 2017.

Director Name	Stock Options Outstanding	Unvested Restricted Stock Awards
Deborah Bonanni	31,500	25,673
Bill Campbell	40,500	20,673
Shep Hill	—	18,518
Chris Inglis	—	14,673
Ken Minihan	50,500	20,673
Art Money	50,500	20,673
Caroline Pisano	18,000	28,009
Mark Sopp	—	14,673

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Recent Company Developments

During 2017, we continued to establish the Company as a viable and competitive entity within our target markets in part by growing our prime contract base.

On April 4, 2017, we acquired Sotera Defense Solutions, Inc. (“Sotera”) to diversify our portfolio and provide new and enhanced access to agencies within the Intelligence Community (“IC”) and Department of Defense (“DoD”). Sotera adds high-priority new customer agencies to KeyW’s existing IC portfolio, including highly sought-after Federal Bureau of Investigation (“FBI”) and Department of Homeland Security (“DHS”) customers, and created additional inroads to new areas of the DoD (e.g., Army Intelligence). We acquired Sotera in an all-cash transaction valued at approximately $235 million, inclusive of tax assets acquired as a result of the transaction. The transaction was financed through our January 2017 offering of common stock which generated $84.6 million of net proceeds. In addition, we entered into a $135 million term loan facility and a $50 million revolving credit facility in April 2017 to finance the transaction.

Sotera adds significant scale, helping to create a unique, IC-focused provider. Sotera adds complementary capabilities to our existing suite in agile software and solution development, cyber security and data analytics. In addition, the combined company offers customers advanced emerging technologies focused on machine learning and big data solutions. Sotera adds access to a large portfolio of prime contracts and indefinite delivery/indefinite (“ID/IQ”) vehicles, which expands our overall presence in the IC and DoD. The combined contract portfolio provides the opportunity to sell both KeyW and Sotera capabilities to new and existing customers, serving as a platform intended to drive future growth.

More detail on the Company’s strategic initiatives and current developments can be found in recent press releases and conference call transcripts available on the Company’s website: http://investors.keywcorp.com/.

Introduction

The following Compensation Discussion and Analysis (“CD&A”) provides an overview and analysis of the compensation programs applicable to each person that served as our principal executive officer or principal financial officer during 2017 and our three other most highly compensated executive officers for 2017 (referred to herein as our Named Executive Officers, or NEOs), and certain executive compensation policies for 2016 and 2017. This section also explains our general compensation philosophy and objectives and how we made compensation decisions for our NEOs for 2017.

NEOs in 2017

•	Bill Weber — President & Chief Executive Officer (CEO);
•	Mike Alber — Executive Vice President (EVP), Chief Financial Officer (CFO) and Treasurer;
•	Kirk Herdman — EVP, Business Development and Strategy, effective October 10, 2017;
•	Phil Luci — EVP, General Counsel and Corporate Secretary, effective May 10, 2017;
•	John Sutton — EVP, Chief Operating Officer (COO), effective May 15, 2017;
•	Michele Cook — EVP, Business Development until November 5, 2017;
•	Kim DeChello — Chief Administrative Officer (CAO) until May 31, 2017; and
•	Mark Willard — COO until May 31, 2017.

NEO Changes During 2017

•	Kirk Herdman, EVP, Business Development and Strategy , took over the responsibilities of Michele Cook;
•	Phil Luci was appointed EVP and Corporate Secretary. He took over the Corporate Secretary responsibilities of Kim DeChello;
•	John Sutton, EVP, COO took over the responsibilities of Mark Willard; and
•	Marion Ruzecki, EVP and Chief People Officer (CPO) took over certain responsibilities of Kim DeChello.

This discussion contains forward-looking statements based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

2017 Annual Meeting The Annual Meeting of Stockholders of KeyW was held on May 10, 2017. In the Company’s Proxy Statement filed on April 13, 2017, the Board of Directors of the Company recommended that stockholders vote to approve, by a non-binding advisory vote, the compensation of the Company’s NEOs (“Say-on-Pay”). The Company’s stockholders approved the Say-on-Pay proposal by a majority (89%) of the votes cast.

Compensation Philosophy and Objectives

The overall goal of our compensation programs is to attract, retain, and motivate qualified, talented, diverse, and results oriented leaders who are enthusiastic about our mission and culture by providing competitive compensation and benefits to our executive officers consistent with our focus on controlling costs. We believe that compensation plays a role in, but is not the exclusive means of, achieving these goals. Non-financial attributes, that include an environment of integrity, rewarding and innovative work, challenging projects, and career growth opportunities also help us to attract and motivate the leaders we seek to employ at KeyW.

We aim to design our compensation programs so that our executive officers are motivated both to achieve strong short-term (annual) performance goals and to contribute to the creation of long-term stockholder value. Accordingly, a significant portion of each executive’s total compensation is tied to the achievement of annual performance goals and to long-term stock appreciation. In addition, we believe that annual incentive compensation for our executive officers should be based primarily on the achievement of objective corporate financial goals, with the flexibility to also reward our executives for exceptional contributions to the achievement of these goals or for the achievement of specific individual goals or other corporate performance goals.

Compensation Policies and Practices That Reflect Our Compensation Philosophy

What We Do
Pay for Performance
Provide an Appropriate Mix of Long-Term and Short-Term Incentives
Benchmark Compensation Against an Appropriate Peer Group
Maintain Clawback Rights
Monitor for Risk-Taking Incentives
Maintain Stock Ownership Requirements
Prohibit Hedging
Limit Perquisites
Engage an Independent Compensation Consultant
Hold Executive Sessions at Each Committee Meeting
Provide Competitive Change of Control and Severance Benefits
What We Do Not Do
X	No Gross-Ups for Taxes
X	No “Single Trigger” Severance Agreements
X	No Repricing of Options without shareholder approval
X	No Guaranteed Bonuses or Salary Increases

Determination of Executive Compensation

Role of Compensation Committee and Board of Directors. We established a Compensation Committee of our Board of Directors in January 2009 to review and recommend to our full Board of Directors compensation for our executive officers, including our NEOs. Since its formation, the Compensation Committee has been responsible for:

•	reviewing and recommending corporate goals and objectives as they relate to executive compensation;

•	evaluating the performance of executive officers and recommending their compensation;

•	overseeing the administration of incentive and equity-based compensation plans;

•	recommending new plans, plan amendments, and/or the termination of current plans;

•	recommending non-employee directors’ compensation, such as retainers, chairperson fees, or equity grants; and

•	overseeing the work of external consultants advising KeyW on compensation matters.

For a more detailed description of the role of our Compensation Committee, see “Board Committees—Compensation Committee” above.

Role of Management. Our Chief Executive Officer participates in meetings of our Compensation Committee upon the request of its members and in meetings of our Board of Directors as a member of the Board and makes recommendations to the Compensation Committee and Board of Directors with respect to base salary, the setting of performance targets, the amounts of any short-term and long-term incentive compensation and equity awards for our executive officers. The Compensation Committee also works with our Chief People Officer, CFO and General Counsel in evaluating the financial, accounting, tax and retention implications of our various compensation programs. Neither the CEO, nor any of our other NEOs, participates in deliberations relating to his or her own compensation.

Role of Compensation Consultant. We believe that competitive compensation programs are critical in attracting, retaining and motivating the talent KeyW needs to achieve its stated objectives. In November 2016, our Compensation Committee engaged Aon Hewitt whom we refer to as the “Compensation Consultant” to assist in its and the Board’s assessment of the competitiveness of our executive compensation practices. Pursuant to their engagement, they complete a competitive market analysis of total direct compensation for top executives and other key employees and make recommendations to management and the Compensation Committee regarding executive and key employee compensation. In addition, they assist in the design of annual incentive and new long-term incentive plans for KeyW executives and employees. See “Components of Executive Compensation” below, for further discussion of our annual incentive and long-term incentive plans. They perform the work under the direction and authority of the Compensation Committee, with input from the Board and management.

Assessment of Competitive Practices. In advance of the 2017 pay decisions, in November 2016, our Compensation Consultant completed a series of benchmark activities to understand changes to executive and independent director compensation practices. The Compensation Consultant’s benchmarking analysis was based on two distinct peer groups (“Direct Peers” and “Indirect Peers”) which it developed jointly with executive management. We believe Direct Peers should serve as the primary reference point for evaluating the reasonableness of pay levels, while practices should be shaped by a broader comparator group that also includes the Indirect Peers.

The first peer group developed by the Compensation Consultant and executive management and approved by the Compensation Committee consisted of companies that are comparable to KeyW with respect to industry and size as measured by revenues. The Compensation Committee reviewed companies that provide similar services/products to the Intelligence Community, which we refer to as the Direct Peer Group. The Direct Peer Group was as follows:

•	AeroVironment, Inc.	•	NCI, Inc.
•	American Science & Engineering, Inc.	•	Proofpoint, Inc.
•	ICF International, Inc.	•	Tyler Technologies, Inc.
•	Mercury Systems, Inc.	•	Vasco Data Security International, Inc.

The second peer group developed by the Compensation Consultant and executive management and approved by the Compensation Committee consisted of Indirect Peer competitors as follows:

•	Astronics Corporation	•	Kratos Defense Security Solutions
•	Booz Allen Hamilton	•	Leidos Holdings, Inc.
•	CACI International	•	Mantech International Corporation
•	Digitalglobe	•	Symantec Corporation
•	Ducommun	•	Verint Systems
•	Engility Holdings, Inc.	•	ViaSat
•	FLIR Systems

The Compensation Consultant used these peer groups in addition to industry surveys to present to the Compensation Committee data about salary, bonus and equity compensation and the relative mix of these components of total compensation for executive and senior personnel positions in similar positions or roles. We use this compensation data as a reference point when setting compensation levels. Other reference points considered in setting compensation opportunities include performance, tenure, compensation history, internal equity, and organization criticality. Our Compensation Committee maintains discretion in determining the nature and extent to which these factors are applied.

Components of Executive Compensation

The chart below lists and describes the elements currently included in our executive compensation program and summarizes our purpose in providing each such element.

Compensation Component	Description	Purpose	Fixed or Performance- Based
Base Salary	Base compensation for performing core responsibilities and contributions to the Company.	Provide non-variable source of income based primarily on scope of responsibility and years of experience and individual performance.	Fixed

Annual Incentives	Annual cash incentive opportunities are provided for under the KeyW Annual Incentive Plan and are expressed as a percentage of base salary. Threshold, target, and maximum incentive opportunities are established based on corporate, business unit, and/or individual goals.	Ensure focus on specific annual goals, provide annual performance-based cash compensation, and motivate achievement of critical short-term performance metrics.	Performance- Based

Long-Term Incentives

Equity grants provided under our equity incentive plans to all executives and select employees. Equity award types provided for include Restricted Stock, Restricted Stock Units and Long-Term Incentive Shares.

Cash-based incentives also may be provided from time to time under our long-term incentive plan.

		Align the interests of executives with stockholders, provide for executive ownership of stock, attract, retain and motivate key talent, and reward long-term growth of the business.	Performance- Based

Discretionary Awards	One-time awards of cash or equity.	Intended to recognize exceptional contributions to KeyW’s business by individual executives and employees.	Performance- Based

Retirement, Health, & Welfare Benefits	Includes benefits such as: • Health, dental and vision insurance • Life and disability insurance • Paid Time Off and Holidays • Company 401(k) contributions • Employee Stock Purchase Plan	These benefits are part of our broad-based total compensation program, available to all full-time employees of the Company.	Fixed

Base Salary

Base salary is intended to provide executives with a base level of regular income for performance of their essential duties and responsibilities. In general, base salaries for our NEOs are initially negotiated with the executive at the time the executive is hired, and reviewed annually by our Compensation Committee and Board of Directors, with input from our Chief Executive Officer (other than with respect to himself). In determining base salaries, we consider the executive’s qualifications and experience, salaries of executives in similar positions at comparable companies as described above under “Determination of Executive Compensation — Assessment of Competitive Practices,” and internal comparisons of the relative compensation paid to members of our executive team.

Annual Incentives

Effective January 2010, we adopted the KeyW Annual Incentive Plan (the “AIP”). In general, all of our employees are eligible to participate in the AIP, with our Chief Executive Officer retaining discretion to determine which employees (other than our NEOs) are included in the AIP on a year-to-year basis. Approval of the Compensation Committee is required with respect to the inclusion of any of our executive officers in the AIP. The AIP is intended to:

•	Motivate eligible employees to achieve annual financial performance goals, other corporate goals and/or individual goals, depending on the level of seniority and responsibilities of the employee;
•	Reward employees for achievement of financial, business unit, and individual performance targets that contribute to the creation of long-term stockholder value; and
•	Provide maximum flexibility to reward individual employee performance and innovation.

Under the AIP, annual incentive opportunities are established each year as a percentage of each eligible employee’s base salary. For our Chief Executive Officer and other executive officers, performance goals and incentive opportunities are generally recommended by the Compensation Committee and determined by the Board of Directors in the first quarter of the fiscal year to which the award relates. For our Chief Executive Officer and other executive officers, annual incentive payments under the AIP are tied to company-wide financial performance targets. In establishing the AIP, the Compensation Committee and the Board of Directors determined that company-wide financial performance targets best gauge the performance of KeyW’s senior management team in growing short- and long-term stockholder value and established the 2017 AIP to reflect that determination. The Compensation Committee retains discretion to alter AIP bonuses based on qualitative factors.

For 2017, the Compensation Committee determined to set company-wide financial performance targets for our Chief Executive Officer and other executive officers based on the achievement of a combination of specified target revenue and specified target Adjusted EBITDA, measured after giving effect to payments to employees under the AIP, which we refer to as the 2017 financial target. (Please see Annex A to this Proxy Statement for an explanation of Adjusted EBITDA and a reconciliation to Net Income.) The Board determines revenue and Adjusted EBITDA growth rates and corresponding AIP target levels based on the federal procurement and budget environment, investor expectations, and contract activity. The levels are expected to be challenging but reachable. In particular, the Compensation Committee and the Board of Directors determined to weight KeyW achievement of the 2017 financial target 60% on the achievement of target revenue and 40% on the achievement of target Adjusted EBITDA. See “Executive Compensation – Compensation Actions in 2017” for a detailed discussion of the 2017 financial target calculations.

AIP payouts for 2017 for our Chief Executive Officer and other executive officers were based on the extent to which actual revenue and Adjusted EBITDA performance (weighted as described above) met the 2017 financial target, based on a sliding scale of performance. For our NEOs, actual revenue and Adjusted EBITDA performance were required to achieve a minimum level of 90% of the 2017 financial target for awards to be paid under the AIP. For employees that are not NEOs, actual revenue and Adjusted EBITDA performance were required to achieve a minimum level of either 80% or 90% of the 2017 financial target (or in the case of non-executive leadership team employees for which other performance targets were established, 80% or 90% of such other performance target), depending on the particular employee’s job, title and position. The Compensation Committee believes that establishing a higher level of threshold performance for our NEOs to earn an award payout is appropriate given the influence that NEOs have on overall corporate performance.

For 2017, target annual incentive award opportunities were set as follows:

•	Chief Executive Officer	100% of base salary
•	Chief Financial Officer	100% of base salary
•	Chief Operating Officer	75% of base salary
•	Other Executive Officers	50% of base salary

The AIP is designed so that threshold performance results in a payout equal to 50% of target, target performance results in a payout equal to 100% of target, and maximum performance results in a payout equal to 150% of target. Performance below threshold results in no payout.

The following table sets forth the minimum, target and maximum annual incentive payments potentially payable to our CEO and our other executive officers based on the percentage achievement of the 2017 financial target.

		Payment Level/Percentage Achievement of 2017 Financial Target
Name	2017 Base Salary	Minimum/90%	Target/100%	Maximum/110%
Bill Weber	$450,000	$225,000	$450,000	$675,000
Mike Alber	$425,000	$212,500	$425,000	$637,500
Kirk Herdman	$330,000	$82,500	$165,000	$247,500
Phil Luci	$285,000	$71,250	$142,500	$213,750
John Sutton	$370,000	$138,750	$277,500	$416,250

Due to their departures prior to the end of 2017, Michele Cook, Kim DeChello, and Mark Willard did not receive any AIP bonus with respect to the Company’s 2017 performance.

The AIP awards are paid in cash. The amount payable pursuant to each award is determined by the Compensation Committee based on achievement of the applicable performance targets. Under the AIP, the Compensation Committee has the discretion to increase or decrease the amount of the payout to an executive officer based on individual performance, provided such payout does not exceed the maximum payout permitted to the executive officer under the AIP.

Our Compensation Committee determined that KeyW achieved 91.5% of the 2017 financial target under the plan. Therefore, the Compensation Committee approved the payment of bonuses under the AIP to NEOs Weber, Alber, Herdman, Luci and Sutton at an appropriate payment level for such NEO. See “Compensation Actions in 2018,” “Summary Compensation Table” and “Grants of Plan-Based Awards Table” herein.

Long-Term Incentives

Overview. We believe that our executives should have a continuing stake in our long-term success. We believe that equity compensation is the best means of aligning the interests of our executives and employees to the interests of our stockholders and of incentivizing our executives and employees to contribute to the long-term growth of stockholder value as well as growth in key metrics such as revenue and Adjusted EBITDA. We require our executives to hold a significant equity interest in our Company. See also "Stock Ownership Guidelines" herein.

As part of the Board of Directors’ and Compensation Committee’s review of competitive compensation practices, the Board of Directors and Compensation Committee adopted a long-term incentive plan in 2010, or LTIP, which sets forth KeyW’s long-term incentive compensation policy for its executive officers and other employees. The LTIP is designed to:

•	attract, retain, and motivate key contributors to KeyW’s profitability and growth;
•	provide a clear connection between pay and performance;
•	align employee and stockholder interests;
•	share the benefits of appreciation in the value of KeyW’s common stock with key contributors; and
•	facilitate stock ownership by key contributors.

The LTIP sets forth the framework KeyW intends to use for the award of long-term incentive compensation, and contemplates that KeyW may award various types of equity-based awards under its equity plans on an annual basis, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance stock units (“PSUs), and other stock-based awards. The LTIP also contemplates awards linked to the value of our common stock but that are payable in cash. The type and mix of equity-based compensation awards made under the LTIP may vary from year-to-year based on KeyW’s compensation philosophy, employment needs, and business goals.

Under the LTIP, long-term incentive awards are to be awarded annually to eligible employees. To date, we have issued stock options, restricted stock, RSUs, PSUs and rights to receive Long-Term Incentive Shares under the LTIP. We expect LTIP awards to be made each year based on prior-year performance

Annual LTIP Grants to NEOs Awarded in 2017. In December 2017, under the Amended and Restated 2013 Stock Incentive Plan (“2013 Plan”), we issued LTIP grants to our NEOs totaling 13,507 PSUs and 40,523 RSUs. The following awards were granted to our NEOs in 2017:

Named Executive Officer	PSUs Granted in December 2017	RSUs Granted in December 2017
Bill Weber	4,500	13,500
Mike Alber	3,187	9,563
Kirk Herdman	1,620	4,860
Phil Luci	1,425	4,275
John Sutton	2,775	8,325

The PSUs vest based on the achievement of a 20-day average target stock price of $10.25 ("stock price hurdle") at any time during the three-year period beginning on the grant date, upon attainment of the stock price hurdle at any time during the first two years and six months of the three-year period from the grant date, NEOs will then be awarded restricted stock that will vest three years from the PSU grant date. If the 20-day average stock price hurdle is achieved within the last six months of the three-year period, the NEOs will then be awarded restricted stock that will vest one year from the last day upon which the 20-day average is achieved. The RSUs cliff vest in December 2020.

Inducement Awards Granted in 2017 in Connection with the Hiring of NEOs. As a material element of their new hire compensation arrangement, in connection with their hire, we granted inducement equity awards outside of the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4) to the following NEOs hired in 2017: Mr. Herdman and Mr. Sutton. The inducement grant awards were granted as Long-Term Incentive Share Rights that were consistent with awards granted to the Chief Executive Officer in 2015 and certain members of the Company’s non-NEO leadership team in order to align Company leadership with respect to the achievement of performance goals tied to shareholder value creation.

The target price and granting percentages for these awards are summarized below, with additional detail provided in the section entitled “Employment Agreements”.

Target Price Per Share	Stock Granting Percentages
$13.00	12.5%
$16.00	12.5%
$20.00	25.0%
$25.00	25.0%
$30.00	25.0%

Equity Awards Granted in Connection with a Promotion. In connection with his promotion to EVP of Corporate Strategy and Business Development in October, 2017, Mr. Herdman was granted a promotion award of 100,000 Long-Term Incentive Share Rights that would be earned based on the same price targets, and at the same stock granting percentages, as the award granted in connection with his hire (as described above). See the section entitled “Employment Agreements” for additional detail.

Discretionary Awards. Discretionary awards are intended to recognize exceptional contributions to KeyW’s business by individual executives and employees.

Retirement, Health, & Welfare Benefits

We operate in a competitive market for highly skilled technical and management staff who also hold high-level security clearances. As a result, our benefits programs must be competitive with those of our competitors since employees in our industry typically look at the complete compensation program being offered, including retirement, health and welfare benefits. Our benefits programs are available to all of our full-time employees and include health, dental and vision insurance, life insurance, disability insurance, paid time off, company contributions under our 401(k) plan, and an employee stock purchase plan. We believe that it is important to maintain a competitive benefits program that complements our salary structure and confirms the commitment we have to maintaining a rewarding and enjoyable work environment.

Compensation Actions in 2018

AIP Awards AIP awards are scheduled to be paid to the NEOs in early April 2018 based on the achievement of 2017 financial targets at 91.5% performance targets for our named executive officers, and actual performance was as follows (in thousands):

Target Revenue	Target Adjusted EBITDA	Actual Performance Revenue	Actual Performance Adjusted EBITDA
$470,000	$46,300	$441,586	$40,640

KeyW met 91.5% of the weighted performance threshold, which resulted in a payment of 60% of the bonus target.

2017 bonus calculations based on the AIP formula for computing payout based on performance are provided below:

NEO	Annual Incentive Plan (AIP) Performance Award	AIP Discretionary Award	Total
Bill Weber (1)	$110,000	$—	$110,000
Mike Alber(2)	102,500	—	102,500
Kirk Herdman(3)	74,250	—	74,250
Phil Luci	85,500	—	85,500
John Sutton(4)	111,555	—	111,555

(1)	The Compensation Committee determined to modify and withhold a portion of Mr. Weber’s bonus based on qualitative factors relating to operational matters. An additional amount of up to $110,000 may be paid to Mr. Weber on or about August 2018 based on the achievement of qualitative objectives relating to operational matters determined by the Compensation Committee.

(2)	The Compensation Committee determined to modify and withhold a portion of Mr. Alber’s bonus based on qualitative factors relating to operational matters. An additional amount of up to $102,500 may be paid to Mr. Alber on or about August 2018 based on the achievement of qualitative objectives relating to operational matters determined by the Compensation Committee.

(3)	Mr. Herdman’s target bonus of 50% of salary was prorated for nine months.

(4)	Mr. Sutton’s target bonus of 75% of salary was prorated for eight months.

Compensation Actions in 2017

AIP Awards On February 3, 2017, AIP awards were paid to the NEOs based on the achievement of our Government Solutions segment’s 2016 financial targets at 97.83% performance targets for our named executive officers, and actual performance was as follows (in thousands):

	Target Revenue	Target Adjusted EBITDA	Actual Performance Revenue	Actual Performance Adjusted EBITDA
Government Solutions	$295,000	$32,000	$288,027	$31,423

Government Solutions met 97.83% of the weighted performance threshold, which resulted in a payment of 90% of the bonus target

2016 bonus calculations based on the AIP formula for computing payout based on performance are provided below:

NEO	Annual Incentive Plan (AIP) Performance Award	AIP Discretionary Award	Total
Bill Weber	$405,000	$—	$405,000
Mike Alber (1)	223,125	—	223,125
Mark Willard	219,375	—	219,375
Michele Cook	135,000	—	135,000
Kim DeChello	112,500	—	112,500

(1) Mr. Alber’s target bonus of 100% of salary was prorated for seven months.

Discussion of Executive Transitions – Executives Hired or Promoted in 2017

Kirk Herdman The Company also announced on September 15, 2017, the appointment of Kirk Herdman as Executive Vice President of Corporate Strategy and Business Development.

In connection with the Sotera Acquisition and Mr. Herdman’s appointment as Senior Vice President, Business Development, KeyW entered into an employment agreement with Mr. Herdman dated April 4, 2017 as amended October 10, 2017 upon his promotion to EVP of Corporate Strategy and Business Development. Pursuant to the employment agreement, Mr. Herdman receives an annual salary of $330,000 and is eligible to participate in the Company’s AIP. Mr. Herdman is eligible to receive an annual bonus of up to 50% of his annual base salary if performance goals and other criteria are met.

On April 4, 2017, Mr. Herdman was granted the right to receive up to 50,000 Long-Term Incentive Shares. If at any time prior to the 5th anniversary of April 4, 2017, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Herdman shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 50,000 Long-Term Incentive Shares. The granting and vesting of the Long-Term Incentive Shares will be contingent upon Mr. Herdman’s continued employment with the Company, subject to acceleration upon certain events.

Target Price Per Share	Long-Term Incentive Shares
$13.00	6,250
$16.00	6,250
$20.00	12,500
$25.00	12,500
$30.00	12,500

The April 2017 Long-Term Incentive Share rights were grants of inducement equity awards outside of the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). See “Employment Agreements” below for more information about Mr. Herdman’s employment agreement.

On October 10, 2017, Mr. Herdman received additional rights to receive up to 100,000 Long-Term Incentive Shares effective with the First Amendment to his employment agreement. If at any time prior to the 5th anniversary of October 10, 2017, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Herdman shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 100,000 Long-Term Incentive Shares. The granting and vesting of the Long-Term Incentive Shares will be contingent upon Mr. Herdman’s continued employment with the Company, subject to acceleration upon certain events.

Target Price Per Share	Long-Term Incentive Shares
$13.00	12,500
$16.00	12,500
$20.00	25,000
$25.00	25,000
$30.00	25,000

The October 2017 Long-Term Incentive Share rights were grants out of the Company’s 2013 Stock Plan. See “Employment Agreements” below for more information about Mr. Herdman’s employment agreement.

Philip Luci, Jr. On May 10, 2017, the Company promoted Philip Luci, Jr. as EVP, General Counsel and Corporate Secretary. The Company entered into an employment agreement with Mr. Luci, dated August 24, 2016. Pursuant to the employment agreement, Mr. Luci receives an annual salary of $260,000 which the Board adjusted to $285,000 effective June 24, 2017 and is eligible to participate in the Company’s AIP. Mr. Luci is eligible to receive an annual bonus of up to 50% of his annual base salary if performance goals and other criteria are met.

On August 24, 2016, Mr. Luci was granted the right to receive up to 50,000 Long-Term Incentive Shares. If at any time prior to the 5th anniversary of August 24, 2016, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Luci will be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 50,000 Long-Term Incentive Shares. These Long-Term Incentive Shares will be subject to a two-year holding period following the grant date. The granting and vesting of the Long-Term Incentive Shares will be contingent upon Mr. Luci’s continued employment with the Company, subject to acceleration upon certain events.

Target Price Per Share	Long-Term Incentive Shares
$13.00	6,250
$16.00	6,250
$20.00	12,500
$25.00	12,500
$30.00	12,500

The Long-Term Incentive Share rights are grants out of the Company’s 2013 Plan. See “Employment Agreements” below for more information about Mr. Luci’s employment agreement.

John Sutton On May 10, 2017, the Company announced the appointment of John Sutton as Executive Vice President and Chief Operating Officer effective May 15, 2017. In connection with Mr. Sutton’s appointment, KeyW entered into an employment agreement with Mr. Sutton, dated May 9, 2017. Pursuant to the employment agreement, Mr. Sutton receives an annual salary of $370,000.00 and is eligible to participate in the Company’s AIP. Mr. Sutton is eligible to receive an annual bonus of up to 75% of his annual base salary if performance goals and other criteria are met.

On May 15, 2017, Mr. Sutton was granted the right to receive up to 200,000 Long-Term Incentive Shares. If at any time prior to the 5th anniversary of May 15, 2017, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Sutton shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 200,000 Long-Term Incentive Shares. The granting and vesting of the Long-Term Incentive Shares will be contingent upon Mr. Sutton’s continued employment with the Company, subject to acceleration upon certain events.

Target Price Per Share	Long-Term Incentive Shares
$13.00	25,000
$16.00	25,000
$20.00	50,000
$25.00	50,000
$30.00	50,000

The Long-Term Incentive Share rights were grants of inducement equity awards outside of the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). See “Employment Agreements” below for more information about Mr. Sutton’s employment agreement.

Discussion of Executive Transitions – Executive Departures in 2017

Kim DeChello and Mark Willard On February 28, 2017, the employment agreements for NEOs Willard and DeChello expired.

On May 10, 2017, KeyW announced that Mark Willard, COO, and Kim DeChello, CAO, would be stepping down from their positions and transitioning to a part-time on-call (“PTOC”) status effective June 1, 2017. Both Mr. Willard and Ms. DeChello are expected to remain in a PTOC status for a period of three years from June 1, 2017.

In connection with Mr. Willard’s departure, The KeyW Corporation, a wholly-owned subsidiary of the Company, and Mr. Willard entered into a transition agreement effective May 31, 2017 (the “Willard Agreement”). Pursuant to the Willard Agreement, Mr. Willard will receive: (i) $1,433,500.00 in cash, of which 50% was paid on June 15, 2017, and the remaining 50% will be paid on May 31, 2018; and (ii) 35,000 shares of common stock of the Company, which will vest in equal increments on each of the first, second and third anniversary of the effective date of Mr. Willard’s PTOC commencement date of June 1, 2017, subject to certain conditions set forth in the Willard Agreement. In addition, subject to certain conditions set forth in the Willard Agreement, (i) options to purchase common stock granted to Mr. Willard on October 16, 2009, February 8, 2012, and August 15, 2012 will remain exercisable for a period of three years from the effective date of the Willard Agreement and (ii) subject to certain conditions set forth in the Willard Agreement, any restricted stock held by Mr. Willard prior to May 31, 2017 will continue to vest in accordance with its terms. The Willard Agreement also includes (i) a customary release of the Company and its affiliates, and (ii) customary non-competition restrictions and employee and customer non-solicitation restrictions, for a period of two (2) years from May 31, 2017, or for such time that Mr. Willard remains on PTOC status, whichever is longer.

In connection with Ms. DeChello’s departure, The KeyW Corporation and Ms. DeChello entered into transition agreement effective May 31, 2017 (the “DeChello Agreement”). Pursuant to the DeChello Agreement, Ms. DeChello will receive: (i) $972,000.00 in cash, of which 50% was paid on June 15, 2017, and the remaining 50% was paid on March 9, 2018; and (ii) 33,333 shares of common stock of the Company, which will vest in equal increments on each of the first, second and third anniversary of the effective date of Ms. DeChello’s PTOC commencement date of June 2017, subject to certain conditions set forth in the DeChello Agreement. In addition, subject to certain conditions set forth in the DeChello Agreement, (i) options to purchase common stock granted to Ms. DeChello on October 16, 2009 and February 8, 2012 will remain exercisable for a period of three years from the effective date of the DeChello Agreement and (ii) any restricted stock held by Ms. DeChello prior to May 31, 2017 will continue to vest in accordance with its terms. The DeChello Agreement also includes (i) a customary release of the Company and its affiliates, (ii) customary non-competition restrictions for a period of two (2) years from May 31, 2017, and (iii) customary employee and customer non-solicitation restrictions, for a period of two (2) years from May 31, 2017, or for such time that Ms. DeChello remains on PTOC status, whichever is longer.

The foregoing description of Ms. DeChello and Mr. Willard’s transition agreements is qualified in its entirety by reference to the DeChello Agreement and the Willard Agreement respectively, filed as Exhibits 10.1 and 10.2, respectively, to Form 8-K filed with the SEC on May 15, 2017.

Michele Cook On September 15, 2017, KeyW announced the departure of Michele Cook, Executive Vice President of Business Development, to pursue other professional opportunities, effective November 5, 2017 (the “Termination Date”). In connection with Ms. Cook’s departure, The KeyW Corporation and Ms. Cook entered into an amendment and termination of employment agreement dated September 15, 2017 (the “First Amendment”) to Ms. Cook’s employment agreement, dated January 4, 2016 (the “Cook Employment Agreement”). Pursuant to the First Amendment, Ms. Cook received regular compensation at her current annual base salary rate of $300,000 for work performed through November 5, 2017, a payout of earned but unused personal time off, a severance payment of $426,986, reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or one (1) year following the Termination Date and will retain, until January 4, 2021, forty thousand (40,000) Long-Term Incentive Shares (as such term is defined in the Cook Employment Agreement) granted under the Cook Employment Agreement, and such Long-Term Incentive Shares shall be awarded during such period in accordance with the terms, including the Company stock price target levels, set forth in the First Amendment, which stock price targets and other terms reflect those of Ms. Cook’s original Long-Term Incentive Share grant. The First Amendment imposes non-competition and non-solicitation of customers restrictions on Ms. Cook for a period of one (1) year following the Termination Date and non-solicitation of employees and service provider restrictions on Ms. Cook for a period of two (2) years following the Termination Date.

The foregoing description of Ms. Cook’s amended Cook Employment Agreement is qualified in its entirety by reference to the First Amendment, filed as Exhibit 10.1 to this Form 8-K filed with the SEC on September 19, 2017.

Say-on-Pay As the Compensation Committee made its fiscal year 2017 compensation decisions, it considered that 89% of the votes cast on the Company’s fiscal year 2016 executive compensation program were voted in favor of the “Say on Pay” proposal at the Company’s Annual Meeting in May 2017. The Board believes this vote demonstrates strong support for the Company’s executive compensation policies and determinations. The Company also actively engages with its shareholders to determine views towards the programs and reviews comments from shareholder advisory services.

Tax and Accounting Considerations

Section 162(m). Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount we may deduct in any one year for compensation paid to a “covered employee,” which is defined by Section 162(m) of the Internal Revenue Code to mean any person who, as of the last day of the fiscal year, is the chief executive officer or one of the Company’s three highest compensated executive officers other than the Company’s chief financial officer (the Tax Cuts and Jobs Act of 2017 expanded the group of covered individuals to include all named executive officers, including the chief financial officer). The Tax Cuts and Jobs Act of 2017 limited this exemption to qualified performance-based compensation paid on or before December 31, 2017 and qualified performance-based compensation payable after December 31, 2017 pursuant to a binding written agreement in effect on November 2, 2017.

Despite the Compensation Committee’s efforts to structure the executive team annual cash incentives and performance-based awards in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs.

Sections 280G and 4999. Under Sections 280G and 4999 of the Code, a 20% excise tax may be levied on certain payments made to certain executives as a result of a change-of-control if such payments equal or exceed three times the executive’s “base amount” (as defined under Section 280G). In structuring our executive compensation, we seek to minimize the potential tax consequences that could arise under Sections 280G and 4999 in the event of a change-of-control of KeyW.

Compensation Policies and Practices as they Relate to Risk Management

The Compensation Committee considers, in establishing and recommending KeyW's employee compensation policies and practices, whether the policy or practice encourages unnecessary or excessive risk taking. The Compensation Committee has concluded that any risks arising from KeyW's employee compensation policies and practices are not reasonably likely to have a material adverse effect on KeyW. Base salaries are fixed in amount and thus should not encourage unnecessary or excessive risk taking. While the AIP focuses executives on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, our AIP represents only a minority portion of each executive officer's total compensation opportunity. The Compensation Committee believes that the AIP appropriately balances risk and the desire to focus executives on specific short-term goals that we believe are important to our success.

Going forward, we expect that a large percentage of the compensation provided to our NEOs and other key employees will be in the form of long-term incentive awards, which we believe are important to help further align our employees' interests with those of our stockholders. The Compensation Committee believes that these awards will not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to our stock price, and subject to long-term vesting schedules, to help ensure that employees have significant vested interest in long-term stock price performance.

Stock Ownership Guidelines

We established a “Stock Ownership Guidelines” policy to align the financial interests of KeyW executives and Board members with those of our stockholders. The policy is applicable to all non-employee directors and executive positions identified below. Participants must have beneficial ownership, as defined under Rule 13d-3(d)(1) under the Exchange Act, of our common stock in accordance with the following schedule:

Leadership Position	Value in Share/Number of Shares/% of Ownership
Non-Employee Member of Board	25,000 shares
President and CEO	6x annual base salary
Executive Vice Presidents	3x annual base salary
Other Section 16 Filers	1x annual base salary

Participants may satisfy their ownership guidelines with one or more of the following forms of equity beneficial ownership: shares owned directly, shares owned indirectly (e.g., by spouse or trust), stock options and warrants (vested and/or exercisable within 60-days and in-the-money), or restricted stock.

Once a participant has achieved the requisite level of ownership, the guideline will be considered met going forward unless a participant sells shares and/or receives a salary adjustment, at which time compliance will be re-evaluated. Participants are prohibited from selling company stock until such officer is in compliance with his or her ownership requirement.

Compensation Committee Report

The Compensation Committee, which is composed solely of independent directors, assists the Board of Directors in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of KeyW’s executive officers. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including our CEO, William J. Weber and our CFO, Michael J. Alber. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Compensation Committee

Arthur L. Money

William I. Campbell

Shephard W. Hill

Mark W. Sopp

Summary Compensation Table

The following table sets forth the aggregate compensation awarded to, earned by, or paid to our Named Executive Officers (NEOs) in the last three fiscal years.

Name and Principal Position	Year	Salary ($) (9)	Bonus ($)	Stock Awards ($) (10) (11)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (17)	All Other Compensation ($) (18)		Total ($)
Bill Weber (1)	2017	450,008	—	97,875		—	110,000	30,680		688,563
President and CEO	2016	450,008	—	—		—	405,000	41,792		896,800
	2015	107,310	—	1,910,000	(12)	—	225,000	8,688		2,250,998

Mike Alber (2)	2017	425,006	—	69,329		—	102,500	38,268		635,103
CFO	2016	228,849	—	2,085,000	(13)	—	223,125	26,374		2,563,348

Kirk Herdman (3)	2017	249,231	—	647,060	(14)	—	74,250	7,023		977,564
EVP, Business Development and Strategy

Phil Luci (4)
EVP, General Counsel and Corporate Secretary	2017	272,501	—	30,994		—	85,500	41,568		430,563

John Sutton (5) COO	2017	227,699	—	931,106	(15)	—	111,555	18,018		1,288,378

Michele Cook (6)	2017	259,632	—	—		—	—	50,992		310,624
Former EVP, Business Development	2016	282,710	—	259,000	(16)	—	135,000	30,445		707,155

Kim DeChello (7)	2017	115,392	—	290,997		—	—	533,150	(19)	939,539
Former CAO	2016	250,016	—	—		—	112,500	50,356		412,872
	2015	259,632	—	104,875		—	75,000	56,071		495,578

Mark Willard (8)	2017	150,000	—	305,550		—	—	763,274	(20)	1,218,824
Former COO	2016	325,000	—	—		—	219,375	61,150		605,525
	2015	337,500	—	180,975		—	97,500	66,248		682,223

(1)	Mr. Weber was appointed to the roles of President and CEO effective October 1, 2015.
(2)	Mr. Alber was appointed to the roles of CFO and EVP effective June 13, 2016.
(3)	Mr. Herdman joined the Company on April 5, 2017 as a result of the Sotera acquisition. He was promoted to EVP, Business Development and Strategy effective September 15, 2017 and was not a NEO in fiscal year 2016 or 2015.
(4)	Mr. Luci was promoted to EVP, General Counsel and Corporate Secretary effective May 10, 2017 and was not a NEO in fiscal year 2016 or 2015.
(5)	Mr. Sutton was appointed to the roles COO and EVP effective May 15, 2017.
(6)	Ms. Cook’s employment terminated effective November 5, 2017.
(7)	Ms. DeChello's full-time employment terminated effective May 31, 2017.
(8)	Mr. Willard's full-time employment terminated effective May 31, 2017.
(9)	Reflects actual pay, which may differ from base pay due to salary increase processed after the year begins, joining the Company after January 1st, rounding or abnormal number of pay periods in the year. 2015 salary amounts consist of 27 pay dates compared to 26 pay dates in 2016 and 26 pay dates in 2017.
(10)

Except for the December 2017 PSUs and the eligible long term incentive shares granted NEOs Alber, Cook, Herdman, Sutton and Weber, amounts reported in this column reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited financial statements and notes thereto, which are included in the Company’s Form 10-K for the fiscal year ended December 31, 2017 for a description of the assumptions used in making these calculations. For further information regarding the equity grants to NEOs, please see “Compensation Actions in 2018”, “Compensation Actions in 2017” and “Grants of Plan Based Awards Table” below.

The December 2017 PSUs vest based on the achievement of a 20-day average target stock price of $10.25 ("stock price hurdle") at any time during the three-year period beginning on the grant date, upon attainment of the stock price hurdle at any time during the first two years and six months of the three-year period from the grant date, NEOs will then be awarded restricted stock that will vest three years from the PSU grant date. If the 20-day average stock price hurdle is achieved within the last six months of the three-year period, the NEOs will then be awarded restricted stock that will vest one year from the last day upon which the 20-day average is achieved. The Company measured the fair value of the PSUs using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.98%, expected volatility of 60.16% and dividend yield of 0%. The grant-date fair value of these PSUs is $4.14 per share. The expense for these PSUS will be recognized over the requisite service period of 3 years. For further information regarding the equity grants to NEOs, please see “Compensation Actions in 2018”, “Compensation Actions in 2017” and “Grants of Plan Based Awards Table” below.

(11)	Equity awards granted to our NEOs in 2015, 2016 and 2017 were issued under our 2013 Plan except for shares issued to NEOs Alber, Cook, Herdman, Sutton and Weber. Mr. Herdman had 50,000 shares issued out of plan and 100,000 shares issued under the 2013 Plan. See “Executive Compensation — Equity Incentive Plans” for a description of our 2013 Plan. For further information regarding the equity grants to NEOs, please see “Compensation Actions in 2018”, “Compensation Actions in 2017” and “Grants of Plan Based Awards Table” below.
(12)	CEO Weber was granted 100,000 restricted shares of the Company’s common stock as a sign-on inducement, and the right to receive up to 400,000 shares of our common stock as a long-term incentive inducement. Both were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). We measured the fair value of CEO Weber's Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.67%, weighted-average derived service period of 4.7 years, expected volatility of 59.8% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $2.96 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche.
(13)	CFO Alber was granted the right to receive up to 375,000 shares of our common stock as a long-term incentive inducement, which were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). We measured the fair value of CFO Alber's Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.01%, weighted-average derived service period of 4.2 years, expected volatility of 59.5% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $5.56 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche.

(14)	EVP Herdman was granted the right to receive up to 50,000 shares of our common stock as a long-term incentive inducement, which were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). We measured the fair value of EVP Herdman's Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.85%, weighted-average derived service period of 2.6 years, expected volatility of 51.9% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $4.33 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche. EVP Herdman also was granted the right to receive up to 100,000 shares of our common stock as a long-term incentive inducement, which were granted under the 2013 Plan. We measured the fair value of EVP Herdman's Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.95%, weighted-average derived service period of 2.7 years, expected volatility of 52.3% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $3.47 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche.
(15)	COO Sutton was granted the right to receive up to 200,000 shares of our common stock as a long-term incentive inducement, which were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). We measured the fair value of EVP Sutton's Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.89%, weighted-average derived service period of 2.5 years, expected volatility of 51.8% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $4.35 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche.
(16)	Former EVP Cook was granted the right to receive up to 100,000 shares of our common stock as a long-term incentive inducement, which were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4). We measured the fair value of EVP Cook’s Long Term Incentive Share rights using a Monte Carlo simulation approach with the following assumptions: risk-free interest rate of 1.76%, weighted-average derived service period of 4.7 years, expected volatility of 59.5% and dividend yield of 0%. The weighted-average grant-date fair value of this grant is $2.59 per share. The expense for the right to receive this grant will be recognized over the derived service period of each individual tranche.
(17)	AIP awards will be paid in early April 2018 based on 2017 performance. The Company met 91.5% of the weighted performance threshold which resulted in a payment of 60% of the bonus target. See “Components of Executive Compensation – Annual Incentives” and the table titled “Payment Level/Percentage Achievement of 2017 Financial Target” thereunder, as well as “Compensation Actions in 2018” above. On February 3, 2017 AIP awards were paid based on 2016 performance. Government Solutions met 99.25% of the weighted performance threshold which resulted in a payment of 90% of the bonus target. See Components of Executive Compensation – Annual Incentives” and the table titled “Payment Level/Percentage Achievement of 2016 Financial Target” thereunder , as well as “Compensation Actions in 2017” above. On February 16, 2016 AIP awards were paid based on 2015 performance. Government Solutions met 92% of the weighted performance threshold which resulted in a payment of 60% of the bonus target.
(18)	Represents KeyW matching contributions under our 401(k), employee stock purchase plan discounts, paid time off (PTO) payouts of amounts over the accrual limits, premiums paid by KeyW for health, dental, vision, long-term care, life and disability insurance, as well as an expense allowance to cover miscellaneous non-travel business expenses. Except as described in footnotes 19 and 20 to the Summary Compensation Table, none of the perquisites and personal benefits included in the “All Other Compensation” column above for any of our NEOs exceeds the greater of $25,000 or 10% of the total amount of benefits for that NEO.
(19)	Per Ms. DeChello’s Transition Agreement, she received $486,000 in severance compensation upon termination of her full-time employment.
(20)	Per Mr. Willard’s Transition Agreement, he received $716,500 in severance compensation upon termination of his full-time employment.

Grants of Plan-Based Awards Table

The following table sets forth the incentive plan awards made to the NEOs during fiscal year 2017.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Date of Compensation Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other stock awards: Number of shares of stock or units (#)	All other options awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($) (3)
Bill Weber			225,000	450,000	675,000
	12/20/17	12/18/17				—	18,000	—				97,875

Mike Alber			212,500	425,000	637,500
	12/20/17	12/18/17				—	12,750	—				69,329

Kirk Herdman(4)			82,500	165,000	247,500
	4/5/17					6,250	—	43,750				216,500
	6/1/17								5,000			47,950
	10/10/17					12,500		87,500				347,375
	12/20/17	12/18/17					6,480					35,235

Phil Luci			71,250	142,500	213,750
	12/20/17	12/18/17				—	5,700	—				30,994

John Sutton(5)			138,750	227,500	416,250
	5/15/17					25,000	—	175,000				870,750
	12/20/17	12/18/17					11,100					60,356

Michele Cook			75,000	150,000	225,000	—	—	—				—

Kim DeChello(6)			62,500	125,000	187,500	—	—	—				—
	6/20/17								33,333			290,997

Mark Willard(6)			121,875	243,750	365,625	—	—	—				—
	6/20/17								35,000			305,550

(1)	Amounts in these columns show the range of payouts that were possible under the Company’s AIP based on performance during 2017, as described in the Compensation Discussion and Analysis section above. The actual bonus amounts that were paid in 2018 based on 2017 performance are shown in the Summary Compensation table above in the column titled “Non-Equity Incentive Plan Compensation.”
(2)

Amounts in the “Maximum (#)” and “Minimum (#)”columns show the threshold and maximum number of shares that may be issued pursuant to the Long-Term Incentive Share rights granted to NEOs Herdman and Sutton in 2017, as described in the Compensation Discussion and Analysis section above.

Amounts in the “Target” column show the maximum number of shares that may vest pursuant to the RSU and PSU awards made to the NEOs in 2017, as described in the Compensation Discussion and Analysis section above.

(3)	We measured the fair value of EVP Herdman and COO Sutton’s Long-Term Incentive Share rights and the NEOs PSUs granted, using a Monte Carlo simulation approach. The remaining stock awards reflect the aggregate grant date fair value as calculated under FASB ASC Topic 718. See the Summary Compensation Table above for more information regarding assumptions and grant date fair values.
(4)	Mr. Herdman became eligible to receive the right to Long-Term Incentive Shares on April 5, 2017, the commencement date of his employment with the Company, and again upon his promotion effective October 10, 2017. See the description of Mr. Herdman’s employment agreement for a summary of the Long-Term Incentive Share rights in the Compensation Discussion and Analysis section above. Another 5,000 shares of restricted stock were issued as a retention incentive inducement upon the Sotera acquisition.
(5)	Mr. Sutton became eligible to receive the right to Long-Term Incentive Shares on May 15, 2017 in accordance with his employment agreement. See the description of Mr. Sutton’s employment agreement for a summary of the Long-Term Incentive Share rights in the Compensation Discussion and Analysis section above.
(6)	Ms. DeChello and Mr. Willard received restricted stock pursuant to their transition agreements. See the description of their transition agreements in the Compensation Discussion and Analysis section above for a summary of the stock awards.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding as of the end of fiscal year 2017 held by each NEO.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($) *	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)**		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) *
Bill Weber	—	—	—				13,500	(4)	79,245	4,500	(11)	26,415
							50,000	(5)	293,500	50,000	(12)	293,500

Mike Alber	—	—	—				9,563	(4)	56,135	3,187	(11)	18,708
										46,875	(13)	275,156

Kirk Herdman							4,860	(4)	28,528	1,620	(11)	9,509
							5,000	(6)	29,350	6,250	(14)	36,688
										12,500	(15)	73,375

Phil Luci	9,000	—	—	7.41	02/07/2022	(1)	4,275	(4)	25,094	1,425	(11)	8,365
							7,600	(7)	44,612	6,250	(16)	36,688
							5,000	(8)	29,350

John Sutton							8,325	(4)	48,868	2,775	(11)	16,289
										25,000	(17)	146,750

Michele Cook	—	—	—							5,000	(18)	29,350
Kim DeChello	22,500	—	—	7.41	02/07/2022	(1)	33,333	(9)	195,665
	25,000	—		5.50	10/15/2019	(2)	12,500	(8)	73,375

Mark Willard	10,000	—	—	10.98	08/14/2022	(3)	35,000	(9)	205,450
	22,500	—		7.41	02/14/2022	(1)	10,000	(10)	58,700
	25,000	—		5.50	10/15/2019	(2)	12,500	(8)	73,375

*	Market value for this purpose is determined based on the number of shares outstanding multiplied by our closing stock price of $5.87 on December 29, 2017, less any award price per share.
**	Computed based on achieving the applicable threshold level of performance described under “Executive Compensation.”

Vesting Schedule for Outstanding Stock Options and Unvested Restricted Stock

Note	Grant Date	Incremental Vesting Dates
(1)	02/08/12	50% on 2/8/13 based on performance achievements being met; 25% on 2/8/14 and 25% on 2/8/15

(2)	10/16/09	25% on 10/16/10; 25% annually for next 3 years

(3)	08/15/12	25% on 8/15/12; 25% annually for next 3 years

(4)	12/20/17	Full vesting on 12/20/20

(5)	10/07/15	50% on 10/1/16; 25% on 10/1/18; 25% on 10/1/19; vesting is based on the commencement date of his employment per his employment agreement

(6)	06/01/17	100% vesting on 5/1/18; shares of restricted stock were issued as a retention incentive inducement upon the Sotera acquisition.

(7)	09/01/15	Full vesting on 9/1/18

(8)	04/01/15	Full vesting on 4/1/18

(9)	06/20/17	1/3 first anniversary of PTOC Commencement date, 1/3 second anniversary of PTOC Commencement date, 1/3 third anniversary of PTOC Commencement date

(10)	10/19/15	Full vesting on 10/19/18

(11)	12/20/17	The units vest based on the achievement of a 20-day average target stock price of $10.25 ("stock price hurdle") at any time during the three-year period beginning on the grant date, upon attainment of the stock price hurdle at any time during the first two years and six months of the three-year period from the grant date, NEOs will then be awarded restricted stock that will vest three years from the PSU grant date. If the 20-day average stock price hurdle is achieved within the last six months of the three-year period, the NEOs will then be awarded restricted stock that will vest one year from the last day upon which the 20-day average is achieved.

(12)	10/01/15	Mr. Weber has the right to receive Long-Term Incentive Shares. See the description of Mr. Weber’s employment agreement for additional details.

(13)	06/13/16	Mr. Alber has the right to receive Long-Term Incentive Shares. See the description of Mr. Alber’s employment agreement for additional details.

(14)	04/05/17	Mr. Herdman has the right to receive Long-Term Incentive Shares. See the description of Mr. Herdman’s employment agreement for additional details.

(15)	10/10/17	Mr. Herdman has the right to receive Long-Term Incentive Shares. See the description of Mr. Herdman’s employment agreement for additional details.

(16)	08/24/16	Mr. Luci has the right to receive Long-Term Incentive Shares. See the description of Mr. Luci’s employment agreement for additional details.

(17)	08/24/16	Mr. Sutton has the right to receive Long-Term Incentive Shares. See the description of Mr. Sutton’s employment agreement for additional details.

(18)	01/18/16	Ms. Cook has the right to receive Long-Term Incentive Shares. See the description of Ms. Cook’s amendment and termination of employment agreement dated September 15, 2017 for additional details.

Option Exercises and Stock Vested at Fiscal Year End

The following table shows the number of shares acquired by each of the NEOs during 2017 through stock option exercises and vesting of restricted stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Bill Weber	—	—	—	—
Mike Alber	—	—	—	—
Kirk Herdman	—	—	—	—
Phil Luci	—	—	2,000	20,420
John Sutton	—	—	—	—
Michele Cook	—	—	—	—
Kim DeChello	—	—	12,500	127,625
Mark Willard			12,500	127,625

(1)	Market value for this purpose is determined based on the number of shares vested multiplied by our closing stock price of $10.21 on February 7, 2017 (vesting date).

Employment Agreements

Bill Weber. On August 25, 2015, the Company appointed William J. (“Bill”) Weber as President and Chief Executive Officer, effective October 1, 2015. In connection with Mr. Weber’s appointment, KeyW entered into an employment agreement, dated August 25, 2015, with Mr. Weber. Currently, Mr. Weber receives an annual salary of $450,000 and is eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits currently provided to Mr. Weber include personal time off, health insurance, officers and directors liability insurance and other standard company benefits. Mr. Weber received 100,000 shares of restricted stock as a sign-on inducement. The shares vest as follows: 50,000 shares on October 1, 2016, 25,000 shares on October 1, 2018 and 25,000 shares on October 1, 2019.

Mr. Weber is also eligible for Long Term Incentive Shares, issuable outside the 2013 Plan. If at any time prior to the 5th anniversary of October 1, 2015, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Weber shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 400,000 Long-Term Incentive Shares. These Long-Term Incentive Shares will be subject to a two-year holding period following the date of issuance.

Target Price Per Share	Long-Term Incentive Shares
$13.00	50,000
$16.00	50,000
$20.00	100,000
$25.00	100,000
$30.00	100,000

If Mr. Weber’s employment is terminated without cause, for disability or if he terminates his employment for good reason (each as defined in the employment agreement), Mr. Weber will be entitled to (i) severance of two times his then current base salary plus the product of his then current base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of one (1) year provided that he signs and does not revoke a general release of The KeyW Corporation and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or two (2) years following the termination date.

The employment agreement also provides that if within one (1) year following a change of control (as defined in the employment agreement), Mr. Weber’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), then Mr. Weber will be entitled to receive (i) his then current base salary for a period of two (2) years, payable in equal installments and in accordance with the Company’s normal payroll practices, (ii) an amount equal to the maximum AIP bonus available to Mr. Weber for the year in which the termination occurs; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or two (2) years following the termination date.  In the event of a change of control, any outstanding equity awards shall vest immediately upon the change of control. The employment agreement also contains non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Mr. Weber’s employment, as well as customary confidentiality restrictions.

Mike Alber. On May 23, 2016, the Company appointed Michael J. (“Mike”) Alber as Chief Financial Officer and Executive Vice President, effective June 13, 2016. In connection with Mr. Alber’s appointment, KeyW entered into an employment agreement, dated May 23, 2016, with Mr. Alber. Currently, Mr. Alber receives an annual salary of $425,000 and is eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits currently provided to Mr. Alber include personal time off, health insurance, officers and directors liability insurance and other standard company benefits.

Mr. Alber is also eligible for Long Term Incentive Shares, issuable outside the 2013 Plan. If at any time prior to the 5th anniversary of June 13, 2016, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Alber shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 375,000 Long-Term Incentive Shares. These Long-Term Incentive Shares will be subject to a two-year holding period following the date of issuance.

Target Price Per Share	Long-Term Incentive Shares
$13.00	46,875
$16.00	46,875
$20.00	93,750
$25.00	93,750
$30.00	93,750

If Mr. Alber’s employment is terminated without cause, for disability or if he terminates his employment for good reason (each as defined in the employment agreement), Mr. Alber will be entitled to (i) severance of one and a half times his then current base salary plus the product of his then current base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of eighteen (18) months provided that he signs and does not revoke a general release of the Company and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or eighteen (18) months following the termination date.

The employment agreement also provides that if within one (1) year following a change of control (as defined in the employment agreement), Mr. Alber’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), then Mr. Alber will be entitled to receive (i) his then current base salary for a period of eighteen (18) months, payable in equal installments and in accordance with the Company’s normal payroll practices; (ii) an amount equal to the maximum AIP bonus available to Mr. Alber for the year in which the termination occurs; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or eighteen (18) months following the termination date.  In the event of a change of control, any outstanding equity awards shall vest immediately upon the change of control. The agreement also contains non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Mr. Alber’s employment, as well as customary confidentiality restrictions.

Kirk Herdman. On April 4, 2017, the Company appointed Kirk Herdman Senior Vice President, Business Development. In connection with Mr. Herdman’s appointment, KeyW entered into an employment agreement, dated April 4, 2017, with Mr. Herdman. Thereafter, on October 10, 2017, KeyW and Mr. Herdman entered into an amendment to the employment agreement, providing for a promotion of Mr. Herdman to Executive Vice President, Business Development and Strategy. Currently, Mr. Herdman receives an annual salary of $330,000 and is eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits currently provided to Mr. Alber include personal time off, health insurance, officers and directors liability insurance and other standard company benefits.

Mr. Herdman is also eligible for Long Term Incentive Shares, of which, 50,000 are issuable outside the 2013 Plan as inducement shares under NASDAQ Listing Rule 5635(c)(4) and 100,000 are issuable under the 2013 Plan. If at any time prior to the 5th anniversary of April 4, 2017 (with respect to his rights to receive 50,000 shares) and October 10, 2017 (with respect to his rights to receive 100,000 shares), the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Herdman shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 150,000 Long-Term Incentive Shares.

Target Price Per Share	Long-Term Incentive Shares
$13.00	18,750
$16.00	18,750
$20.00	37,500
$25.00	37,500
$30.00	37,500

If Mr. Herdman’s employment is terminated without cause, for disability or if he terminates his employment for good reason (each as defined in the employment agreement), Mr. Herdman will be entitled to (i) severance of one times his then current base salary plus the product of his then current base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of twelve (12) months provided that he signs and does not revoke a general release of the Company and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.

The employment agreement also provides that if within one (1) year following a change of control (as defined in the employment agreement), Mr. Herdman’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), then Mr. Herdman will be entitled to receive (i) his then current base salary for a period of twelve (12) months, payable in equal installments and in accordance with the Company’s normal payroll practices; (ii) an amount equal to the maximum AIP bonus available to Mr. Herdman for the year in which the termination occurs; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.  In the event of a change of control, any outstanding equity awards shall vest immediately upon the change of control. The agreement also contains non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Mr. Herdman’s employment, as well as customary confidentiality restrictions.

Phil Luci. On August 24, 2016, KeyW entered into an employment agreement with Mr. Luci. Thereafter, on May 10, 2017, the Company appointed Philip Luci, Jr., Executive Vice President, General Counsel and Corporate Secretary. Currently, Mr. Luci receives an annual salary of $285,000 and is eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits currently provided to Mr. Luci include personal time off, health insurance, officers and directors liability insurance and other standard company benefits.

Mr. Luci is also eligible for Long Term Incentive Shares, issuable under the 2013 Plan. If at any time prior to the 5th anniversary of August 24, 2016, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Luci shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 50,000 Long-Term Incentive Shares. These Long-Term Incentive Shares will be subject to a two-year holding period following the date of issuance.

Target Price Per Share	Long-Term Incentive Shares
$13.00	6,250
$16.00	6,250
$20.00	12,500
$25.00	12,500
$30.00	12,500

If Mr. Luci’s employment is terminated without cause, for disability or if he terminates his employment for good reason (each as defined in the employment agreement), Mr. Luci will be entitled to (i) severance of one times his then current base salary plus the product of his then current base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of twelve (12) months provided that he signs and does not revoke a general release of the Company and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.

The employment agreement also provides that if within one (1) year following a change of control (as defined in the employment agreement), Mr. Luci’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), then Mr. Luci will be entitled to receive (i) his then current base salary for a period of twelve (12) months, payable in equal installments and in accordance with the Company’s normal payroll practices; (ii) an amount equal to the maximum AIP bonus available to Mr. Luci for the year in which the termination occurs; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.  In the event of a change of control, any outstanding equity awards shall vest immediately upon the change of control. The agreement also contains non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Mr. Luci’s employment, as well as customary confidentiality restrictions.

John Sutton. On May 9, 2017, the Company appointed John Sutton as Chief Operating Officer and Executive Vice President, effective May 15, 2017. In connection with Mr. Sutton’s appointment, KeyW entered into an employment agreement, dated May 9, 2017, with Mr. Sutton. Currently, Mr. Sutton receives an annual salary of $370,000 and is eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits currently provided to Mr. Sutton include personal time off, health insurance, officers and directors liability insurance and other standard company benefits.

Mr. Sutton is also eligible for Long Term Incentive Shares, issuable outside the 2013 Plan. If at any time prior to the 5th anniversary of May 15, 2017, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the table below, the Company will award him Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Mr. Sutton shall be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event will he receive more than 200,000 Long-Term Incentive Shares.

Target Price Per Share	Long-Term Incentive Shares
$13.00	25,000
$16.00	25,000
$20.00	50,000
$25.00	50,000
$30.00	50,000

If Mr. Sutton’s employment is terminated without cause, for disability or if he terminates his employment for good reason (each as defined in the employment agreement), Mr. Sutton will be entitled to (i) severance of one times his then current base salary plus the product of his then current base salary multiplied by a fraction, the numerator of which is the number of days that have elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of twelve (12) months provided that he signs and does not revoke a general release of the Company and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.

The employment agreement also provides that if within one (1) year following a change of control (as defined in the employment agreement), Mr. Sutton’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), then Mr. Sutton will be entitled to receive (i) his then current base salary for a period of twelve (12) months, payable in equal installments and in accordance with the Company’s normal payroll practices; (ii) an amount equal to the maximum AIP bonus available to Mr. Sutton for the year in which the termination occurs; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or twelve (12) months following the termination date.  In the event of a change of control, any outstanding equity awards shall vest immediately upon the change of control. The agreement also contains non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Mr. Sutton’s employment, as well as customary confidentiality restrictions.

Michele Cook. On January 4, 2016, the Company appointed Michele Cook as Executive Vice President, Business Development, effective January 18, 2016. In connection with Ms. Cook’s appointment, KeyW entered into an employment agreement, dated January 4, 2016, with Ms. Cook. Ms. Cook received an annual salary of $300,000 and was eligible to participate in the Company’s AIP, both of which may be adjusted by the Board of Directors of the Company from time to time. Other benefits previously provided to Ms. Cook include personal time off, health insurance, officers and directors’ liability insurance and other standard company benefits. The Cook Employment Agreement was amended on September 15, 2017 in connection with Ms. Cook’s departure, as described below.

Ms. Cook was also eligible for Long-Term Incentive Shares, issuable outside the 2013 Plan. The following is a description of her 2016 grant of Long-Term Incentive Share rights, prior to her entering into the First Amendment to her employment agreement, as described below.

If at any time prior to the 5th anniversary of January 18, 2016, the closing market price of KeyW common stock over any 30 consecutive trading days is at or greater than the Target Price Per Share set forth in the below table, the Company would award her Long-Term Incentive Shares in an amount equal to the sum of the number of shares listed next to the Target Price Per Share and the number of shares listed next to any lower Target Price Per Share. Ms. Cook would be eligible for one or more additional grants with respect to the remaining Target Price Per Share that were not previously achieved or exceeded. In no event would she receive more than 100,000 Long-Term Incentive Shares (which has been reduced to 40,000 Long-Term Incentive Shares pursuant to the First Amendment, as further described below). These Long-Term Incentive Shares will be subject to a two-year holding period following the date of issuance.

Target Price Per Share	Long-Term Incentive Shares
$13.00	12,500
$16.00	12,500
$20.00	25,000
$25.00	25,000
$30.00	25,000

Under her employment agreement prior to the First Amendment, if Ms. Cook’s employment was terminated without cause, for disability or if she terminated her employment for good reason (each as defined in the employment agreement), Ms. Cook was entitled to (i) severance of six months of her then current base salary plus the product of her then current base salary multiplied by a fraction, the numerator of which is the number of days elapsed between the first day of such calendar year and the termination date and the denominator of which is 365, such payments payable in equal installments over the period of one (1) year provided that she signed and did not revoke a general release of the Company and its affiliates; (ii) certain unpaid and/or pro-rated bonuses and incentive plan payments; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or six (6) months following the termination date.

The employment agreement prior to the First Amendment also provided that if within one (1) year following a change of control (as defined in the employment agreement), Ms. Cook’s employment was terminated without cause or if she terminated her employment for good reason, then Ms. Cook would be entitled to receive (i) her then current base salary for a period of six (6) months, payable in equal installments and in accordance with the Company’s normal payroll practices; (ii) an amount equal to the maximum AIP bonus available to Ms. Cook for the year in which the termination occurred; and (iii) reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or six (6) months following the termination date. In the event of a change of control, any outstanding equity awards would have vested immediately upon the change of control. The agreement also contained non-solicitation and non-competition restrictions that extend for a one (1) year period following termination of Ms. Cook’s employment, as well as customary confidentiality restrictions.

On September 15, 2017, KeyW announced the departure of Ms. Cook, to pursue other professional opportunities, effective November 5, 2017 (the “Cook Termination Date”). In connection with Ms. Cook’s departure, the Company and Ms. Cook entered into an amendment and termination of employment agreement dated September 15, 2017 (the “First Amendment”) to Ms. Cook’s employment agreement, dated January 4, 2016. Pursuant to the First Amendment, Ms. Cook received regular compensation at her annual base salary rate of $300,000 for work performed through November 5, 2017, a payout of earned but unused personal time off, a severance payment of $426,986, reimbursement of health and dental insurance premiums for the lesser of the maximum COBRA period or one (1) year following the Termination Date and will retain, until January 4, 2021, 40,000 Long-Term Incentive Shares (as such term is defined in the Cook Employment Agreement) granted under the Cook Employment Agreement, and such Long-Term Incentive Shares will be awarded during such period in accordance with the terms, including the Company stock price target levels, set forth in the First Amendment, which stock price targets and other terms reflect those of Ms. Cook’s original Long-Term Incentive Share grant. The First Amendment imposes non-competition and non-solicitation of customers restrictions on Ms. Cook for a period of one (1) year following the Termination Date and non-solicitation of employees and service provider restrictions on Ms. Cook for a period of two (2) years following the Termination Date.

Kim DeChello. On June 16, 2010 KeyW entered into an employment agreement with Ms. DeChello. The agreement was amended on March 12, 2012 and June 29, 2012. Ms. DeChello's employment agreement provided for her employment as Executive Vice President, Secretary and Chief Administrative Officer during the employment period. Under her employment agreement, Ms. DeChello was entitled to a base salary, which was increased by the Board of Directors to $250,000 in 2013, and bonuses available to executive officers of the Company. The Board of Directors, could from time to time alter her base salary. In addition, Ms. DeChello was entitled to certain benefits, including personal time off, health insurance and other insurance benefits.

On December 21, 2015, Ms. DeChello received a letter notifying her that her employment agreement would not be extended beyond February 28, 2017. Ms. DeChello’s employment agreement expired on February 28, 2017.

On May 10, 2017, KeyW announced that Ms. DeChello would be stepping down from her position and transitioning to a part-time on-call (“PTOC”) status effective June 1, 2017. Ms. DeChello is expected to remain in a PTOC status for a period of three years from June 1, 2017.

In connection with Ms. DeChello’s departure, The KeyW Corporation and Ms. DeChello entered into transition agreement effective May 31, 2017 (the “DeChello Agreement”). Pursuant to the DeChello Agreement, Ms. DeChello was entitled to receive: (i) $972,000 in cash, of which 50% was be paid on June 15, 2017, and the remaining 50% was paid on March 15, 2018; and (ii) 33,333 shares of common stock of the Company, which will vest in equal increments on each of the first, second and third anniversary of the effective date of Ms. DeChello’s PTOC commencement date of June 1, 2017, subject to certain conditions set forth in the DeChello Agreement. In addition, subject to certain conditions set forth in the DeChello Agreement, (i) options to purchase common stock granted to Ms. DeChello on October 16, 2009 and February 8, 2012 will remain exercisable for a period of three years from the effective date of the DeChello Agreement and (ii) any restricted stock held by Ms. DeChello prior to May 31, 2017 will continue to vest in accordance with its terms. The DeChello Agreement also includes (i) a customary release of the Company and its affiliates, (ii) customary non-competition restrictions for a period of two (2) years from May 31, 2017, and (iii) customary employee and customer non-solicitation restrictions, for a period of two (2) years from May 31, 2017, or for such time that Ms. DeChello remains on PTOC status, whichever is longer.

Mark Willard. On June 16, 2010, KeyW entered into an employment agreement with Mr. Willard. Mr. Willard’s employment agreement was amended on March 12, 2012, June 29, 2012, May 27, 2015, and October 1, 2015. Mr. Willard's employment agreement provided for his employment as Executive Vice President, Chief Operating Officer during the employment period. Under his employment agreement, Mr. Willard was entitled to a base salary, which was increased by the Board of Directors to $325,000 in 2013, and bonuses available to executive officers of the Company. The Board of Directors, could from time to time alter his base salary. In addition, Mr. Willard was entitled to certain benefits, including personal time off, health insurance and other insurance benefits.

On December 21, 2015, Mr. Willard received a letter notifying him that his employment agreement would not be extended beyond February 28, 2017. Mr. Willard’s employment agreement expired on February 28, 2017.

On May 10, 2017, KeyW announced that Mr. Willard would be stepping down from his position and transitioning to a part-time on-call (“PTOC”) status effective June 1, 2017. Mr. Willard is expected to remain in a PTOC status for a period of three years from June 1, 2017.

In connection with Mr. Willard’s departure, The KeyW Corporation and Mr. Willard entered into a transition agreement effective May 31, 2017 (the “Willard Agreement”). Pursuant to the Willard Agreement, Mr. Willard will receive: (i) $1,433,500 in cash, of which 50% was paid on June 15, 2017, and the remaining 50% will be paid on May 31, 2018; and (ii) 35,000 shares of common stock of the Company, which will vest in equal increments on each of the first, second and third anniversary of the effective date of Mr. Willard’s PTOC commencement date of June 1, 2017, subject to certain conditions set forth in the Willard Agreement. In addition, subject to certain conditions set forth in the Willard Agreement, (i) options to purchase common stock granted to Mr. Willard on October 16, 2009, February 8, 2012, and August 15, 2012 will remain exercisable for a period of three years from the effective date of the Willard Agreement and (ii) subject to certain conditions set forth in the Willard Agreement, any restricted stock held by Mr. Willard prior to May 31, 2017 will continue to vest in accordance with its terms. The Willard Agreement also includes (i) a customary release of the Company and its affiliates, and (ii) customary non-competition restrictions and employee and customer non-solicitation restrictions, for a period of two (2) years from May 31, 2017, or for such time that Mr. Willard remains on PTOC status, whichever is longer.

All employment agreements with our NEOs who are currently employed with the Company contain the following clauses:

Proprietary Information Protection - Each employment agreement also contains confidentiality and proprietary information protection provisions to the benefit of KeyW, and non-competition and non-solicitation covenants applicable to the NEO during his or her term of employment. The non-competition and non-solicitation covenants survive for a one-year period following termination of the NEO's employment with KeyW. Further, each employment agreement provides for reimbursement by KeyW of all reasonable, ordinary and necessary business, travel or entertainment expenses incurred by the NEO in the performance of his or her services to KeyW in accordance with KeyW's then current-policies.

Clawback Provision - The clawback provision provides that any performance based compensation paid or payable to the executive pursuant to his/her employment agreement or any other agreement or arrangement with the Company which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, will be subject to deductions and clawback (recovery). If the financial statements of the Company are restated for any reason other than for accounting changes that require retrospective treatment or other external reasons not attributable to the Company and its compilation of the financial statements, any cash awards paid to the executives based on the financial statements will be recalculated based on the restated financial statements and the affected executives will have their compensation adjusted. If the compensation is reduced, the executive will be responsible for repaying the difference and if the compensation is increased, the Company will pay that additional compensation. In the case of equity awards, any shares issued in excess of the amounts calculated in the restatement will be returned to the Company, if possible. If the shares have already been disposed of at the time of the restatement, the awardee will return the proceeds from the sale to the Company. If the shares have been gifted or otherwise transferred, then an equal number of shares will be returned to the Company.

The clawback period extends for three years from the date of award payment. Each applicable executive specifically authorized the Company to withhold from their future wages any amounts that may become due under the clawback provision. The clawback provision survives termination of each applicable employment agreement for a period of two years.

This clawback provision will be terminated in conjunction with any transaction in which a change of control is deemed to have occurred and KeyW as a publicly traded corporation no longer exists.

Best Net Provision - The "Best Net" provision provides that, in the event that it is determined that total payments following a change-of-control would be subject to the excise tax imposed by Section 280G and Section 4999 of the Code, then (i) if the total payments exceed the safe harbor threshold by less than 10%, the payments will be reduced to the safe harbor amount; or (ii) if the total payments exceed the safe harbor threshold by more than 10%, the executive shall be entitled to receive the “Best Net” for the aggregate severance payments and benefits. The executive will receive either the full amount of severance payments and benefits or an amount reduced to the extent necessary so that the executive incurs no excise tax, whichever results in the executive receiving the greater amount, taking into account applicable taxes, as well as the excise tax.

Potential Payments Upon Termination or Change of Control - The employment agreements for our NEOs, described above, have certain provisions that provide for payments to them (a) in the event of the termination of their respective employment without "cause" (as defined in the agreements) and (b) upon a "change of control" (as defined in the agreements).

Under each employment agreement “cause” is defined as (a) a good faith finding by KeyW that (i) the NEO has failed to perform his or her reasonably assigned duties and has failed to remedy such failure within 10 days following written notice from KeyW to the NEO notifying him or her of such failure, or (ii) the NEO has engaged in dishonesty, gross negligence or misconduct; (b) the conviction of the NEO of, or the entry of a pleading of guilty or nolo contendere by the NEO to, any crime involving any felony; (c) the NEO has breached fiduciary duties owed to KeyW or has materially breached the terms of his or her employment agreement or any other agreement between the NEO and KeyW; or (d) the failure of the NEO to maintain his or her security clearance if such clearance is necessary to perform the duties assigned to the NEO under his or her employment agreement.

Upon the occurrence of a "change of control,” in the event the NEO's employment is terminated solely by the Company without "cause,” or due to the NEO's disability, the Company shall pay to the NEO the compensation and benefits otherwise payable to him through the last day of his actual employment by the Company or through the remainder of his employment period, whichever is greater. These payments are conditioned on execution of a waiver and release agreement and shall be paid within ten days after the release becomes effective and such revocation rights have lapsed.

Under our 2013 Plan, our Board of Directors may (i) elect to cause all outstanding shares of restricted stock and all outstanding stock options awarded under the 2013 Plan to become immediately exercisable for a period of fifteen days prior to the scheduled consummation of the change of control or (ii) elect to cancel any outstanding awards and pay or deliver, or cause to be paid or delivered, an amount in cash or securities having a value equal to the product of the "Grant Shares" (as defined in the 2013 Plan) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price applicable to such Grant Shares. See “Executive Compensation — Equity Incentive Plans” for a detailed description of the terms of our equity incentive plans.

The following table sets forth the Company’s estimated payment obligations under the NEO employment agreements that would arise in the event of (i) the termination of the NEO’s employment without cause or (ii) a change of control of KeyW. The estimated payments assume that the relevant termination or change of control occurred as of December 31, 2017, using the closing price of our common stock as of December 29, 2017, which was $5.87 per share. For a description of the payments and benefits provided to Mr. Willard, Ms. DeChello and Ms. Cook upon their respective terminations of employment during 2017, please see “Executive Compensation — Employment Agreements”

TERMINATION (1)				CHANGE-OF-CONTROL
	Severance Pay ($)(1)	Health Care Benefits ($)(1)	Total ($)	Cash Payment ($)(2) (3)	Health Care Benefits ($)(2) (4)	Accelerated Vesting of Stock Options ($)(5)(6)	Accelerated Vesting of Restricted Stock ($)(5)(6)	Total ($)
Bill Weber	1,379,289	32,850	1,412,139	1,379,289	32,850	—	2,747,160	4,159,299
Mike Alber	1,090,162	23,468	1,113,630	1,090,162	23,468	—	2,276,093	3,389,723
Kirk Herdman	635,773	12,797	648,569	635,773	12,797	—	947,888	1,596,457
Phil Luci	560,050	13,580	573,630	560,050	13,580	—	400,921	974,551
John Sutton	941,906	15,645	957,551	941,906	15,645	—	1,239,157	2,196,708

(1)	See the severance payment and health care benefits continuation that would be payable to the NEO upon termination under certain circumstances, which include, subject to the applicable employment agreement, termination without cause, disability and termination by the executive for Good Reason (as defined in the applicable employment agreement).
(2)	All of our current NEOs’ employment agreements provide for “double trigger” change of control payments and health care benefits as follows: if within one (1) year following a change of control (as defined in the employment agreement), the NEO’s employment is terminated without cause or if he terminates his employment for good reason (as defined in the employment agreement), the payments and healthcare benefits set forth accrue. See “Executive Compensation – Employment Agreements” above.
(3)	See “Executive Compensation — Employment Agreements” above for a description of the calculation of the cash payment owed to an NEO upon termination following a change of control as described in note (2) above.
(4)	See “Executive Compensation — Employment Agreements” above for a description of the health care benefits continuation that would be payable to the NEO upon termination following a change of control as described in note (2) above.
(5)	Reflects full vesting of stock options, restricted stock awards and NEOs Long-Term Incentive Shares in connection with a change of control, as provided in each current NEOs’ employment agreements. See “Executive Compensation — Equity Incentive Plans” below for a description of the potential acceleration of stock options and restricted stock awards in connection with a change of control.
(6)	Calculated based on our common stock share closing price of $5.87 as of December 29, 2017.

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our principal executive officer, Mr. Weber.

The total compensation for Mr. Weber as reported in the Summary Compensation Table was $688,563 and the total compensation as determined under Item 402 for our median employee was $145,403, resulting in a pay ratio of approximately 5:1.

In accordance with Item 402(u) of Regulation S-K, we identified the median employee as of December 31, 2017 by (i) determining the gross earnings of each employee during 2017 as recorded in our payroll records and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees who were active as of December 31, 2017, except Mr. Weber and 913 employees of Sotera that became employees of the Company as the result of an acquisition occurring in 2017.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Equity Incentive Plans

2008 Stock Incentive Plan

Overview.  The KeyW Corporation 2008 Stock Incentive Plan (which we also refer to as the 2008 Plan) was adopted by our wholly-owned subsidiary, The KeyW Corporation, on July 31, 2008. Pursuant to a corporate restructuring, we assumed the 2008 Plan and the awards thereunder from The KeyW Corporation, in December 2009. Under the 2008 Plan, 1,000,000 shares of our common stock were reserved for issuance as potential awards under the plan. As of December 31, 2017, options to purchase 177,350 shares of our common stock were outstanding under the 2008 Plan.

As of December 31, 2017, outstanding options under the 2008 Plan had a weighted average exercise price of $5.36 per share, and had expiration dates ranging from October 2, 2018 to December 29, 2019. In connection with the adoption of our 2009 Plan (described below), we ceased making awards under the 2008 Plan, and no additional shares are reserved for new grants under the 2008 Plan. The 2008 Plan remains in effect, however, with respect to awards outstanding under the plan.

Effective Date and Term.  The 2008 Plan was effective as of the date of approval by our Board of Directors, or July 31, 2008, and will expire at the close of a ten-year term unless earlier terminated by our Board of Directors.

Administration, Amendment and Termination.  Our Board of Directors has the power and authority to administer the 2008 Plan. As permitted by the terms of the 2008 Plan, our Board of Directors had delegated this power and authority to our Compensation Committee. The Compensation Committee has the authority to interpret the terms and intent of the 2008 Plan and make all determinations necessary or advisable for the administration of the 2008 Plan.

Terms and Conditions of Option Awards.  An option granted under the 2008 Plan is exercisable only to the extent that it is vested. No option may be exercisable more than ten years from the option grant date.

The exercise price per share for each option granted under the 2008 Plan may not be less than 100% of the fair market value of the common stock on the option grant date. Prior to the cessation of awards under the 2008 Plan, fair market value was determined in good faith by our Board of Directors in a manner consistent with Section 409A of the Internal Revenue Code. Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding option which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option and granting a replacement option with a lower exercise price.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law, in any other form that is consistent with applicable laws, regulations and rules, including NASDAQ rules.

The non-qualified stock options awarded under the 2008 Plan are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that an award of non-qualified stock options also may be transferred to family members by gift or other transfers deemed not to be for value.

2009 Stock Incentive Plan

Overview.  The KeyW Holding Corporation 2009 Stock Incentive Plan (which we also refer to as the 2009 Plan), was adopted on December 29, 2009. Under the 2009 Plan, 12,000,000 shares of our common stock were reserved for issuance under the plan; provided, however, that awards will not be granted in excess of 12% of our total issued and outstanding common stock at any given time. Of the total shares reserved under the plan, as of December 31, 2017, non-qualified stock options for 538,836 shares of our common stock were outstanding under the 2009 Plan. No RSUs or incentive stock options were issued under the 2009 Plan. As of December 31, 2017, outstanding options under the 2009 Plan had a weighted average exercise price of $9.17 per share and had expiration dates ranging from December 29, 2019 to December 30, 2022. In connection with the adoption of our 2013 Plan (described below), we ceased making awards under the 2009 Plan, and no additional shares are reserved for new grants under the 2009 Plan. The 2009 Plan remains in effect, however, with respect to awards outstanding under the plan.

Effective Date and Term.  The 2009 Plan was effective as of the date of approval by our Board of Directors, or December 29, 2009, and will expire at the close of a ten-year term unless earlier terminated by our Board of Directors.

Administration, Amendment and Termination.  Our Board of Directors has the power and authority to administer the 2009 Plan. As permitted by the terms of the 2009 Plan, our Board of Directors had delegated this power and authority to our Compensation Committee. The Compensation Committee has the authority to interpret the terms and intent of the 2009 Plan, determine eligibility and terms of awards for participants and make all other determinations necessary or advisable for the administration of the 2009 Plan.

Terms and Conditions of Option Awards. An option granted under the 2009 Plan will be exercisable only to the extent that it is vested. No option may be exercisable more than ten years from the option grant date. The Compensation Committee may include in the option agreement the period during which an option may be exercised following termination of employment or service.

The exercise price per share for each option granted under the 2009 Plan could not be less than 100% of the fair market value of the common stock on the option grant date. Prior to our IPO, fair market value was determined in good faith by our Board of Directors or Compensation Committee in a manner consistent with Section 409A of the Internal Revenue Code. After the offering, for so long as the common stock is listed on the NASDAQ, the fair market value of the common stock was the closing price of the common stock as reported on the NASDAQ on the option grant date.

Except upon the occurrence of a merger or other transaction described below, no amendment or modification may be made to an outstanding option which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option and granting a replacement option with a lower exercise price.

Payment of the exercise price for shares purchased pursuant to the exercise of an option may be made in cash or in cash equivalents acceptable to us or, to the extent permitted by law, in any other form that is consistent with applicable laws, regulations and rules, including NASDAQ rules.

Awards of non-qualified stock options are generally non-transferable, except for transfers by will or the laws of descent and distribution. The Compensation Committee may, in its discretion, determine that an award of non-qualified stock options also may be transferred to family members by gift or other transfers deemed not to be for value.

The Compensation Committee may impose restrictions on any shares of common stock acquired pursuant to the exercise of an option as it deems advisable, including minimum holding period requirements or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the shares of common stock are then listed or traded, or under any blue sky or state securities laws applicable to the shares of common stock.

A non-solicitation, non-interference clause was added to the form of stock option agreement and to the form of restricted stock agreement in June 2012.

2013 Stock Incentive Plan

Overview.  The principal terms of the Amended and Restated 2013 Stock Incentive Plan (which we also refer to as the 2013 Plan) are summarized below. The following summary is qualified in its entirety by the full text of the 2013 Plan. The 2013 Plan became effective on January 1, 2013 and replaced the 2009 Plan. Under the 2013 Plan, 2,700,000 shares of our common stock are currently reserved for issuance under the plan. Of the total shares reserved under the plan, as of December 31, 2017, non-qualified stock options for 163,624 shares of our common stock were outstanding, 570,223 shares of unvested restricted stock were outstanding, 337,423 shares of unvested RSUs were outstanding, 17,557 shares of unearned PSUs and 430,000 rights to receive Long Term Incentive Shares were outstanding under the 2013 Plan. No stock appreciation rights (SARs) or incentive stock options have been issued under the 2013 Plan. As of December 31, 2017, outstanding options under the 2013 Plan had a weighted average exercise price of $14.85 per share and had expiration dates ranging from January 31, 2023 to February 6, 2024.

Purpose. The 2013 Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the 2013 Plan provides for the grant of stock options, restricted stock, RSUs, PSUs and SARs. Stock options granted under the 2013 Plan may be nonqualified stock options or incentive stock options.

Administration. The Board has such powers and authorities related to the administration of the 2013 Plan as are consistent with the Company's certificate of incorporation and bylaws and applicable law.

The Board, from time to time, may delegate to one or more Committees or the CEO such powers and authorities related to the administration and implementation of the 2013 Plan, as the Board may determine.

Subject to the other terms and conditions of the 2013 Plan, the Board has full and final authority to:

(i)	designate grantees;
(ii)	determine the type or types of awards to be made to a grantee;
(iii)	determine the number of shares of stock to be subject to an award;
(iv)	establish the terms and conditions of each award (including, but not limited to, the option price of any option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an award or the shares of stock subject thereto, and any terms or conditions that may be necessary to qualify options as incentive stock options);
(v)	prescribe the form of each award Agreement evidencing an award; and
(vi)	amend, modify, or supplement the terms of any outstanding award.

Deferral Arrangements. The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred stock equivalents. Any such deferrals will be made in a manner that complies with Code Section 409A.

Stock Subject to the 2013 Plan. The maximum number of shares of stock currently available for issuance under the 2013 Plan is 2,700,000 (two million seven hundred thousand). All shares of stock issuable under the 2013 Plan may be issued as common stock.

The 2013 Plan imposes individual limitations on the amount of awards, to comply with Code Section 162(m). Under these limitations, in any fiscal year of the Company during any part of which the 2013 Plan is in effect, no participant may be granted an award of more than 200,000 shares.

Adjustments in Authorized Shares. The Board has the right to substitute or assume awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of stock reserved pursuant to the 2013 Plan will be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to awards before and after the substitution.

Effective Data and Term. The 2013 Plan was approved by the Company's Board of Directors on May 2, 2012, was approved by the Company's stockholders on August 15, 2012 and became effective as of January 1, 2013. The 2013 Plan was amended and restated on August 12, 2015 upon approval by the Board of Directors and the Company’s stockholders.

The 2013 Plan will terminate automatically on December 31, 2022 (10 years from the effective date) and may be terminated on any earlier date as provided in the 2013 Plan.

Eligibility. Awards may be made under the 2013 Plan to any employee, officer or director of, or other service provider providing services to the Company or any affiliate thereof.

Award Agreements. Each award pursuant to the 2013 Plan will be evidenced by an award agreement, in such form or forms as the Board will from time to time determine, which specifies the number of shares subject to the award. A non-solicitation, non-interference clause is included in all award agreements.

Options. The option price of each option will be fixed by the Board and stated in the award agreement evidencing such option. The option price will not be less than the fair market value on the grant date of a share of stock; provided, however, that in the event that a grantee is a beneficial holder of more than ten percent of our common stock, the option price of an incentive stock option granted to such grantee will be not less than one hundred ten percent (110%) of the fair market value of a share of common stock on the grant date.

Subject to the terms of the 2013 Plan, each option granted under the 2013 Plan will become exercisable at such times and under such conditions as will be determined by the Board and stated in the award agreement.

The Board may provide, for example, in the award agreement for (i) accelerated exercisability of the option in the event the grantee's service terminates on account of death, disability (as defined in the 2013 Plan) or another event, (ii) expiration of the option prior to its term in the event of the termination of the grantee's service to the Company, (iii) immediate forfeiture of the option in the event the grantee's service is terminated for "Cause" (as defined in the Plan) or (iv) unvested options to be exercised subject to the Company's right of repurchase with respect to unvested shares of stock.

Generally, each option granted under the 2013 Plan will terminate, and all rights to purchase shares of stock thereunder will cease, upon the expiration of ten (10) years from the grant date, or under such circumstances and on such date prior thereto as is set forth in the 2013 Plan or as may be fixed by the Board and stated in the award agreement relating to such option.

Restricted Stock and Stock Units. The Board may from time to time grant restricted stock or stock units to persons eligible to receive awards under the 2013 Plan, subject to such restrictions, conditions and other terms as the Board may determine.

At the time an award of restricted stock or stock units is made, the Board will establish a restriction period applicable to such restricted stock or stock units.

Each award of restricted stock or stock units may be subject to a different restriction period. The Board may, in its sole discretion, at the time an award of restricted stock or stock units is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued service, in order that all or any portion of the restricted stock or stock units will vest.

The Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the restricted stock or stock units.

Holders of restricted stock will have the right to vote such stock. In the case of unvested restricted stock or unearned performance awards (shares/units), dividend payouts are prohibited.

Holders of stock units will have no rights as stockholders of the Company.

Unless otherwise provided by the Board in the applicable award agreement, upon the termination of a grantee's service with the Company or an affiliate thereof, any shares of restricted stock or stock units held by such grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited.

Withholding Taxes. The Company will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock or payment of any kind upon the exercise of an option. Subject to the prior approval of the Company the grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of stock otherwise issuable to the grantee or (ii) by delivering to the Company shares of stock already owned by the grantee. The shares of stock so delivered or withheld will have an aggregate fair market value equal to such withholding obligations.

Change of Control. Subject to certain exceptions upon the occurrence of a change of control, either of the following two actions will be taken:

(i) immediately prior to the scheduled consummation of a change of control, all shares of restricted stock and stock units will become immediately vested and all options outstanding hereunder will become immediately exercisable unless otherwise specified in any executed executive agreements and will remain exercisable for a period of fifteen days, or

(ii) the Board may elect, in its sole discretion, to cancel any outstanding awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of stock subject to the award multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of stock pursuant to such transaction exceeds (II) the option price applicable to such grant shares.

With respect to the Company's establishment of an exercise window, (i) any exercise of an option during such period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (ii) upon consummation of any change of control, the 2013 Plan and all outstanding but unexercised options will terminate.

These above terms will not apply to any change of control to the extent that provision is made in writing in connection with such change of control for the assumption or continuation of the options, stock units or shares of restricted stock theretofore granted, or for the substitution for such awards for new common stock options, stock units or new shares of restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option prices, in which event the awards theretofore granted will continue in the manner and under the terms so provided. In the event a grantee's award is assumed, continued or substituted upon the consummation of any change of control and their employment is terminated without cause within one year following the consummation of such change of control, the grantee's award will be fully vested and may be exercised in full, to the extent applicable, for the period set forth in the grantee's award agreement or for such longer period as the 2013 Plan Committee may determine.

New Plan Benefits. Future benefits under the 2013 Plan generally will be granted at the discretion of the Board and are therefore not currently determinable.

Non-Plan Awards

Grants Made Outside of the 2008, 2009 and 2013 Plans. In October 2015, pursuant to the commencement of Mr. Weber’s employment as our CEO, and in accordance with the terms of his employment agreement, the Company issued Mr. Weber (i) 100,000 restricted shares of the Company’s common stock as a sign-on inducement, and (ii) the right to receive 400,000 shares of our common stock as a long-term incentive inducement. Mr. Weber's sign-on inducement and long-term incentive rights were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4) and Section 4(2) of the Securities Act of 1933.

Mr. Weber’s sign-on shares vested or will vest as follows: (i) 50,000 shares on October 1, 2016; (ii) 25,000 shares on October 1, 2018; and (iii) 25,000 shares on October 1, 2019.

The Long-Term Incentive Shares will be subject to a two-year holding period following the grant date. The issuance and vesting of the above-described inducement shares will be contingent upon Mr. Weber’s continued employment with KeyW, subject to acceleration upon certain events. Mr. Weber's Long-Term Incentive Share right consists of five tranches, which will be awarded at any time prior to the fifth anniversary of October 1, 2015 (“the Commencement Date”) if the closing market price of the Company’s common stock over any 30 consecutive trading days is at or greater than the target price, set forth in the table below.

Target Price Per Share	Long-Term Incentive Share Rights
$13.00	50,000
$16.00	50,000
$20.00	100,000
$25.00	100,000
$30.00	100,000

During 2016, pursuant to the commencement of the Michele Cook (EVP, Business Development), John Johns (VP - Business Development) and Mike Alber (CFO) employment agreements, we granted the right to receive up to an aggregate of 505,000 shares of the Company’s common stock as a long-term incentive inducement. The long-term incentive rights were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4) and Section 4(2) of the Securities Act of 1933.

Long-Term Incentive Shares will be subject to a two-year holding period following the grant date. The issuance and vesting of the Long-Term Incentive Shares will be contingent upon the employees' continued employment with KeyW, subject to acceleration upon certain events. The 505,000 Long-Term Incentive Share rights consist of five tranches, which will be awarded at any time prior to the fifth anniversary of the individual employee’s Commencement Date if the closing market price of the Company’s common stock over any 30 consecutive trading days is at or greater than the target price, set forth in the table below.

Target Price Per Share	Long-Term Incentive Shares Rights
$13.00	63,125
$16.00	63,125
$20.00	126,250
$25.00	126,250
$30.00	126,250

During 2017, pursuant to the commencement of the Kirk Herdman (EVP, Business Strategy and Development), John Sutton (COO), Marion Ruzecki (Chief People Officer) and 3 Sotera employees employment agreements, we granted the right to receive up to an aggregate of 600,000 shares of the Company’s common stock as a long-term incentive inducement. 500,000 long-term incentive rights were granted outside the 2013 Plan, in accordance with NASDAQ Listing Rule 5635(c)(4) and Section 4(2) of the Securities Act of 1933 and 100,000 of the rights were granted under the 2013 Plan.

The issuance and vesting of such Long-Term Incentive Shares will be contingent upon the employees' continued employment with KeyW, subject to acceleration upon certain events. The 600,000 Long-Term Incentive Share rights consist of five tranches, which will be awarded at any time prior to the fifth anniversary of the individual employee’s Commencement Date if the closing market price of the Company’s common stock over any 30 consecutive trading days is at or greater than the target price, set forth in the table below.

Target Price Per Share	Long-Term Incentive Shares Rights
$13.00	75,000
$16.00	75,000
$20.00	150,000
$25.00	150,000
$30.00	150,000

Federal Income Tax Consequences

Incentive Stock Options.  The grant of an option will not be a taxable event for the grantee or for KeyW. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Non-Qualified Options.  The grant of an option will not be a taxable event for the grantee or for the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is non-transferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. The Company will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.  There are no immediate tax consequences of receiving an award of RSUs under the 2013 Plan. A grantee who is awarded such stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Company will generally be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2017 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c) (1)
Equity compensation plans approved by security holders	1,037,926	$9.94	420,515

Equity compensation plans not approved by security holders (2)	1,295,000		—

TOTAL	2,332,926		420,515

(1)	The 2013 Plan, which took effect on January 1, 2013, replaced the 2009 Plan, and authorizes the issuance of up to 2,700,000 shares.

(2)	During 2015, 2016 and 2017, the Company granted Long-Term Incentive Shares pursuant to employment agreements with certain new employees. The agreements provided for grants of inducement equity awards outside of the 2013 Plan. An aggregate of 1,095,000 shares were granted during 2015, 2016 and 2017 outside of the 2013 Plan to new hires, in accordance with NASDAQ Listing Rule 5635(c)(4) upon commencement of their employment. The remaining 200,000 shares were granted to four Sotera employees upon the Sotera acquisition in April 2017. The Company entered into employment agreements with the four Sotera employees.

Retirement Plans

As of January 1, 2018, The KeyW Corporation entered into a new Employee 401(k) Plan (the “2018 KeyW Plan”), which includes a contributory match 401(k) feature for KeyW employees who are employed by KeyW on the last day of each calendar year. As of January 1, 2018, the 2018 KeyW Plan calls for an employer matching contribution between 4% and 8.5%.

Prior to December 31, 2017, the Company had a qualified defined contribution retirement 401(k) plan. The KeyW Corporation Employee 401(k) Plan (the “KeyW Plan”). The KeyW Plan included a contributory match 401(k) feature for KeyW employees who were employed by KeyW on the last day of each calendar year. As of January 1, 2010, the KeyW Plan called for an employer matching contribution of up to 10% of eligible compensation. Total authorized contributions under the matching contribution feature of the KeyW Plan were $9.1 million, $10.0 million and $11.3 million, in 2017, 2016 and 2015, respectively. There were no discretionary contributions during these periods. The KeyW Plan terminated on December 31, 2017. There will be no further contributions made under the KeyW Plan.

The Company previously had a qualified defined contribution retirement plan, the Sotera 401(k) Plan, which included a contribution match for legacy Sotera employees. The Sotera Plan called for an employer matching contribution of up to 4% of eligible compensation. Subsequent to the Sotera acquisition the total authorized contributions under the Sotera Plan were $2.7 million in 2017. The Sotera Plan was terminated on December 31, 2017.

Employee Stock Purchase Plan

We adopted the Employee Stock Purchase Plan (the “ESPP”) on September 3, 2010. The ESPP offers a maximum of 5,000,000 million shares of Common Stock for purchase by employees (including NEOs) over the ten year life of the ESPP. Employees are able to purchase shares through accumulated payroll deductions at 85% of the fair market value of the shares based on the closing sales price of the shares on the purchase date, which will occur at the end of each fiscal quarter. Individual employees are limited to a maximum of 1,000 shares per quarter under the ESPP. The Company has elected to use open market purchases for all shares issued under the ESPP.

Options to Purchase Securities

The Company has established several stock incentive plans. The purpose of these plans are to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KeyW and to expend maximum effort to improve the business results and earnings of KeyW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KeyW.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval and Ratification of Transactions with Related Persons

The Company has adopted a related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with the Company without the consent of the Audit Committee or another independent Committee selected by our Board of Directors, or the full Board. Any request for the Company to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members in which the amount involved exceeds $120,000 will be required to be presented to the Audit Committee for review, consideration and approval. All directors, executive officers and employees will be required to report to the Audit Committee any such related person transaction. In approving or rejecting the proposed agreement, the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if the Company should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our related person transactions policy is available on the Company’s website at www.keywcorp.com.

Transactions with Related Persons

Since December 31, 2016, there has been no transaction and there are currently no proposed transactions, that involve the Company and one or more of our (i) directors and nominees for director, (ii) executive officers, or (iii) beneficial owners of more than 5% of our common stock outstanding (a “5% stockholder”) (or any of the foregoing person’s affiliates or associates) (which we refer to collectively as “related persons”), in each case, in which the amount involved in the transaction exceeds or will exceed $120,000.

PROPOSAL 1 - ELECTION OF DIRECTORS

Directors/Nominees

At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.

Each of the nominees named below have consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed Proxy will be voted by the proxy holder for a substitute nominee, if any, designated by the Board of Directors, unless the authority to vote for the management nominee(s) is withheld in the Proxy.

The following sets forth information provided by the nominees as of April 6, 2018, all of whom have been nominated by the Company’s Nominating and Corporate Governance Committee and all of whom have consented to serve if elected by our stockholders.

Deborah Bonanni, 62, has been a director at KeyW since April 1, 2013. Ms. Bonanni retired from public service in early 2013 following a distinguished career in the National Security Agency (NSA). From 2006 to 2013 she served as the NSA Chief of Staff. In that role, she was responsible for the strategic direction, leadership and oversight of the corporate functions that enable and support the Agency’s signals intelligence, information assurance, and cybersecurity missions. Her span of control covered physical and personnel security, human resource services, education and training, installations and logistics, policy and records management, external relations, corporate communications, occupational health and wellness, and registry and protocol services. In addition, she chaired the corporate board and managed the processes that governed the identification, selection, compensation, and professional leadership development of NSA’s highest-level executive leaders and technical experts.

Prior to serving as NSA Chief of Staff, Ms. Bonanni served in a number of senior leadership positions, including the Associate Director of Human Resources Services; the Associate Director for Education and Training; and the Commandant of the National Cryptologic School, a nationally recognized academic institution providing tailored training and professional development of military and civilian employees. As Deputy Director of the NSA’s Equal Employment Opportunity organization, she advocated for the use of mediation as a neutral and effective alternative to litigation for resolving disputes, and established the Agency’s first alternative dispute resolution center. Ms. Bonanni began her NSA career as a staff attorney specializing in federal procurement law before assuming the leadership position of Associate General Counsel for Information Security.

Ms. Bonanni graduated from Hood College, Summa Cum Laude, with a Bachelor of Arts degree in History and Political Science.  She received her Juris Doctorate from the Columbus School of Law, Catholic University, and is a member of the Bars of Maryland and the District of Columbia. She is a graduate of the 43rd Senior Seminar, an executive leadership program sponsored by the U.S. Department of State for civilian and military leaders from the federal foreign affairs community. She has completed numerous executive leadership programs and professional mediation courses at some of the country’s top universities. Ms. Bonanni received the Exceptional Civilian Service Award, NSA’s highest honorary award, as well as three Presidential Rank Awards, one at the highest distinguished level. She was also awarded the National Distinguished Service Medal from the Director, National Intelligence.

Ms. Bonanni has been employed in leadership positions in the private sector since her retirement from public service. Following the Federal Data Systems LLC purchase of Intelligent Decisions, Inc. in May 2016, Ms. Bonanni transitioned to FedData and assumed the role of Executive Vice President and Counsel. In 2016, Ms. Bonanni served as a part-time consultant to Booz Allen Hamilton supporting a contract with the Department of Homeland Security (DHS) relating to the selection, development, and compensation of senior executives and leaders within DHS. In a volunteer capacity, she serves on the Hood College Board of Associates, and is the Chair of the Graduate School Committee. Ms. Bonanni delivered the 2016 Hood College Graduate School commencement speech and was awarded an honorary Doctorate of Humane Letters, and she continues to lecture on leadership in Hood’s doctoral leadership program.  In 2016 Ms. Bonanni was elected to the Board of the Association of Former Intelligence Officers.

Ms. Bonanni’s broad business experience, coupled with her extensive public service career and leadership as the Chief of Staff of NSA, contribute valuable expertise to our Board of Directors. Her past leadership and oversight of the corporate functions of NSA afford her a unique perspective on the operations of the intelligence community and is an asset to the Board.

Bill Campbell, 73, has been a director at KeyW since July 16, 2009. Mr. Campbell currently serves as President of Sanoch Management, a consulting and investment firm for financial companies, start-ups, and venture capital firms. Mr. Campbell was most recently Chairman of Chase Card Services at JPMorgan Chase & Co., the nation’s largest credit card organization. From 2005 to 2007 he served as Chairman of Visa International, leading the organization to its IPO in 2008, the second largest in U.S. history. Prior to his executive roles at JPMorgan Chase and its predecessors, and the formation of Sanoch Management, Mr. Campbell oversaw Citigroup’s Global Consumer Business, including global branch banking and credit cards. He became Chief Executive Officer of Global Citibank in 1996 and Chief Executive Officer of Citigroup’s Global Consumer Business a year later. Before joining Citicorp in 1995, Mr. Campbell spent 28 years at Philip Morris, including five years as Chief Executive Officer of Philip Morris USA. He began his career in Canada in brand management in 1967 and eventually served as President of the Asian region for Philip Morris, EVP of Marketing and Sales for Philip Morris USA, and EVP of Strategic Planning for Philip Morris Companies.

He currently serves as a director of First Beverage Group, a privately held company. Mr. Campbell earned a Bachelor’s degree in Economics from the University of Alberta in 1965 and a Master’s degree in Business Administration from the University of Western Ontario in 1967.

Mr. Campbell’s business experiences in a diverse group of major public companies, and in numerous executive positions in the financial services industry, gives our Board of Directors a perspective on national and global economic developments and valued experience in the operations of large organizations.

Shep Hill, 65, has been a director at KeyW since November 9, 2016. Combining decades of aerospace and international business experience, he is a veteran global business leader. Retired from The Boeing Company in May 2015, after nearly three decades of service, Mr. Hill most recently served as president of Boeing International and senior vice president of Business Development and Strategy. He was a member of Boeing’s Executive Council and a company officer.

As president of Boeing International, Mr. Hill led the company’s international affairs, with leadership responsibilities for 18 Boeing in-country operations throughout the world. He was responsible for the company’s international strategy and operations along with business growth and productivity initiatives outside the United States. During Mr. Hill’s tenure, the company’s international revenue more than doubled from $23.8 billion to $52.9 billion.

As Business Development and Strategy leader, he was responsible for analyzing and developing plans to drive the company’s growth and nurture new businesses. In this capacity, he coordinated the company’s corporate development function, with responsibility for acquisitions, divestitures, mergers, equity investments and joint ventures.

Mr. Hill held the International position since November 2007 and reassumed the Business Development and Strategy role in October 2009, having held the post from 2006 to 2007. Previously, Mr. Hill was vice president of Business Development at Boeing Defense, Space & Security and was responsible for the development, integration and implementation of Defense, Space & Security customer and business strategies.

Mr. Hill joined Boeing when the company acquired Rockwell’s Aerospace and Defense business in 1996. At that time, Mr. Hill was Rockwell’s vice president of Aerospace Government Affairs and Marketing. Before joining Rockwell in 1987, Mr. Hill served as chief of staff and legislative director to Rep. Bill Chappell of Florida from 1980 to 1987.

In 1989, he completed the John F. Kennedy School of Government Harvard University Program for Senior Executives in National and International Security. He is a distinguished graduate of the Naval War College in Newport, Rhode Island and received a bachelor’s degree in history from Stetson University. Mr. Hill is a board member of the Smithsonian National Air and Space Museum and member of the Council on Foreign Relations.

Mr. Hill’s hands-on experience in developing and implementing strategies for driving growth and nurturing new business specifically aligns with our plan to expand business in the Intelligence, Cyber and Counterterrorism communities.

Chris Inglis, 63, has been a director at KeyW since May 18, 2016. Mr. Inglis currently serves as the U.S. Strategic Command’s Intelligence Panel Chair on the Commander’s Strategic Advisory Group, and as a member of the Information Assurance panel of the NSA Advisory Board. He has served as the U.S. Naval Academy’s Robert and Mary M. Looker Distinguished Visiting Professor of Cyber Studies since July 2014. He is a serving board member of FedEx Corporation, Convergint Technologies LLC and Huntington Bancshares and a trustee of Analytic Services, Inc. (ANSER), a non-profit public services institute. He previously served for 41 years in the DoD, retiring in January 2014 after 28 years at the NSA and seven and one half years as its senior civilian and Deputy Director. As the NSA Deputy Director, Mr. Inglis was the Agency's chief operating officer, responsible for guiding and directing strategies, operations and policy.

Mr. Inglis holds advanced degrees in engineering and computer science from Columbia University, Johns Hopkins University, and the George Washington University. He is also a graduate of the Kellogg Business School executive development program, the USAF Air War College, Air Command and Staff College, and Squadron Officers' School. Mr. Inglis’ military career includes over 30 years of service in the U.S. Air Force – nine years on active duty and twenty one years in the Air National Guard – from which he retired as a Brigadier General in 2006. He holds the rating of Command Pilot and commanded units at the squadron, group, and joint force headquarters levels.

Mr. Inglis' significant Awards include the Clements award as the U.S. Naval Academy's Outstanding Military Faculty member (1984), three Presidential Rank Awards (2000, 2004, and 2009), the USAF Distinguished Service Medal (2006), the Boy Scouts of America Distinguished Eagle Scout Award (2009), the Director of National Intelligence Distinguished Service Medal (2014), and The President’s National Security Medal (2014).

Mr. Inglis brings over 40 years of experience in the government to KeyW. His broad experience in government and with cyber products and services will be a valuable asset to the Company.

Ken Minihan, 74, (Lt. General (Ret) USAF) has been a director at KeyW since August 22, 2008. Lt. General Minihan is a Managing Director of Paladin Capital Group and is focused on the development and implementation of new investment opportunities for Paladin’s Homeland Security Fund. Prior to joining Paladin, Lt. General Minihan was the 14th Director of the NSA/Central Security Service. While at the NSA, he was instrumental in the definition and implementation of the National Information Assurance Program. During his military service, Lt. General Minihan developed extensive experience in making new technologies operational and implementing leading edge services and products in a competitive environment where lives were often at risk. During the last twenty years of the Cold War and the transition to the Information Age, he was instrumental in the definition and selection of technology solutions to solve many difficult national security information needs. Throughout that time, Lt. General Minihan helped set the performance standards for information enterprise operations. Lt. General Minihan is a past Chairman and President of the Security Affairs Support Association (now known as INSA), which focuses on shared government and industry national intelligence and technology challenges. He also is a member of the Air Force Association, the National Military Intelligence Association and other national organizations. He has substantial experience in capital raising, enterprise operations, business development and business readiness assurance. He devotes considerable attention to and consults on national security affairs.

Lt. General Minihan has a Bachelor of Arts degree from Florida State University, a Master of Arts degree from the Naval Postgraduate School, and has completed executive development programs at the University of Illinois and Harvard University. Among his awards and decorations are the National Security Medal, the Defense Distinguished Service Medal, the Bronze Star, the National Intelligence Distinguished Service Medal, and the Legion of Merit. He serves as a Director on the following boards: ManTech International Corporation, Lexis Nexis Special Services, American Government Solutions and CGI Federal, Inc., a subsidiary of CGI Group, Inc.

Lt. General Minihan’s depth of knowledge from his military service and as a director of the NSA brings valuable expertise to our Board of Directors. Further, his business experience with Paladin Capital Group brings industry expertise to our Board that is compounded by his public sector service.

Art Money, 78, has been a director at KeyW since August 22, 2008. Previously, he served as a Director of Essex Corporation from January 2003 to January 2007. He is currently consulting, specializing in command, control, and communications, intelligence, signal processing, and information processing. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the Assistant Secretary of Defense for C3I from February 1998. Mr. Money also served as the Chief Information Officer for the DoD from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition, and as CIO for the Air Force. He has also received distinguished public service awards from the DoD (Bronze Palm), the U.S. Air Force, and the U.S. Navy. Prior to his government service, Mr. Money held senior management positions (including President from 1989 to 1995) with ESL Inc., a subsidiary of TRW, and the TRW Avionics and Surveillance Group. Mr. Money serves on numerous United States Government panels, boards and commissions. He currently serves on the boards of Electronic Warfare Associates, Inc., Eagle Ray, Inc., Catapult Consultants, LLC, Babel Street, Inc. and Westbridge Technologies, Inc.

Mr. Money received a Bachelor of Science degree in Mechanical Engineering from San Jose State University in 1965, a Master of Science degree in Mechanical Engineering from University of Santa Clara in 1970 and attended the Harvard Executive Security Program in 1985 and the Program for Senior Executives at the Sloan School at the Massachusetts Institute of Technology in 1988. Mr. Money received the INSA (Intelligence and National Security Alliance) 28th Dr. William Oliver Baker Award in May 2012 and was elected to the National Academy of Engineering in October 2013.

Mr. Money’s service in the intelligence sector and on the boards of numerous public companies and with sophisticated advisory groups, combined with his prior management experience in the private sector, brings a breadth of knowledge to our Board of Directors.

Caroline Pisano, 51, has been a director at KeyW since August 22, 2008. She was named Chairman of the Board in May 2015. Previously, she was a Director of Essex Corporation from September 2000 through January 2003 and served as General Counsel and Vice President of Finance of Essex from January 2003 to June 2004. From April 2000 through December 2002, Ms. Pisano was a member of Networking Ventures, L.L.C. From August 1996 to March 2000, Ms. Pisano served as General Counsel and Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996, Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, was a certified public accountant, practiced public accounting and specialized in high tech and biotech companies. Ms. Pisano received her Juris Doctorate degree from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland.

Ms. Pisano’s significant institutional knowledge of our Company’s field of work gives our Board of Directors valuable insight into our operations. Her prior managerial experience brings insightful business knowledge to bear on our Board deliberations.

Mark Sopp, 52, joined the Board on March 16, 2016. Mr. Sopp is Executive Vice President and Chief Financial Officer of KBR, Inc. KBR is an approximately $5 billion global provider of differentiated professional services and technologies within the Government Services and Hydrocarbons sectors, with approximately 34,000 employees operating in over 80 countries.

Prior to KBR, Mr. Sopp most recently served as EVP and CFO of Leidos Holdings, Inc. (Leidos), a $5 billion provider of technology solutions in intelligence, military, health, and energy markets. Prior to that, he served in the same role with Science Applications International Corporation, or “SAIC”, an $11 billion Fortune 500® provider of technology services and solutions in government and commercial markets. Mr. Sopp played a lead role in SAIC’s initial public offering in 2006 after being private over three decades, and which has remained the largest IPO in the government services sector to date. After navigating a period of growth from roughly $7 billion to $11 billion in revenues, he helped lead the transformation of SAIC into two separate, multi-billion NYSE-listed companies in 2013 (NYSE: “LDOS” and “SAIC”).

Prior to KBR, Leidos and SAIC, Mr. Sopp served as Executive Vice President and Chief Financial Officer of Titan Corporation from 1998 to 2005, culminating in its successful $2.5 billion merger with L3 Communications. Mr. Sopp was instrumental in Titan’s focus on growth, profitability, and cash flow in the Federal intelligence and defense market, achieving revenues of approximately $2 billion in 2005. Prior to Titan Corp, Mr. Sopp led the international finance function at Taylor Made Golf Company from 1990 to 1998, with focus areas in international tax, treasury, financial planning, and systems automation. Before Taylor Made Golf, Mr. Sopp was a CPA and Audit Senior at Arthur Andersen & Co.

Academically, Mr. Sopp completed the Executive Program at UCLA and his undergraduate work at New Mexico State University with a Bachelor’s of Science degree in Accounting. Mr. Sopp received his CPA from the State of California in 1989.

Mr. Sopp brings a wealth of recent hands-on experience in successfully operating public companies serving Federal and Commercial customers. This has included significant experience in complex capital structure and corporate development transactions, and their attendant corporate governance dynamics. In addition, his experience in driving organic growth, profitability improvement, cash flow generation, effective capital deployment and meeting rigorous compliance requirements well align with the foreseeable priorities of KeyW.

Bill Weber, 52, has served as President and Chief Executive Officer and as a director, since October 1, 2015. Mr. Weber has more than 25 years of experience building leading technology and solutions organizations and addressing the changing needs of customers in both the private and public sectors. In these endeavors, his tenure has been marked by growth and maturity of the organization. From March 2012 to September 2015, he served as President and Chief Operating Officer of XLA, a private equity-backed federal government services and software company focused in the areas of national security, diplomacy, and nation building.

Prior to XLA, he served as President of Kaseman, a private equity-backed government-focused professional services firm and Senior Vice President at GTSI Corporation, a leading IT provider to the U.S. Government, where he oversaw the creation and development of a professional services business that eventually accounted for a quarter of the company’s revenue and one third of its profit. He has held senior executive positions with McData, CNT Corporation, Inrange Technologies, International Network Services, and AT&T, all focused around solutions creation and growth.

Mr. Weber has a Bachelor of Science from Washington University and is a graduate of The Executive Program at the University of Virginia Darden School of Business. He is a former U.S. Army officer and an Airborne Ranger.

Mr. Weber’s proven leadership ability and track record of delivering results and accelerated growth bring valuable experience to KeyW. His track record, appreciation for KeyW’s culture, and demonstrated ability to be nimble and navigate industry changes quickly makes him a clear choice to lead KeyW to the next level and continue its development into a premier brand in the intelligence community, government, and commercial solutions marketplaces.

Vote Required

The nominees to be selected as directors must receive a majority of the votes cast at the Annual Meeting to be elected (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee). With respect to the election of directors, you may vote “FOR” or “AGAINST” each of the nominees or you may “ABSTAIN” from voting for one or more nominees. Abstentions and broker non-votes will have no effect on this proposal because broker non-votes will not be considered as present or voting and abstentions will be counted only for purposes of determining whether there is a quorum. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Proxies may not be voted for more than nine (9) directors at the Annual Meeting.

The Board of Directors recommends a vote FOR approval of the election of each of the Nominees for Director.

Executive Officers

The following sets forth information provided by the NEOs as of April 6, 2018 (other than Bill Weber, for whom biographical information is included above under “Directors/Nominees”):

Mike Alber, 60, has served as the Chief Financial Officer and Executive Vice President of KeyW since June 13, 2016. With more than 30 years of corporate finance, accounting and administrative experience with federal contractors, Mr. Alber served as a Principal with Growth Strategy Leaders, a business and financial consulting firm, from April 2015 to May 2016 and as Chief Financial Officer and SVP at Engility Corporation (NYSE: EGL) a $2.5 billion technology services and solutions provider to the U.S. Government and International customers from May 2012 to March 2015.

Prior to Engility, Mr. Alber held the position of Chief Financial Officer and Treasurer at Alion Science and Technology from 2007 to 2012. He has also held senior executive positions at SAIC (18 years), where he served as a SVP and Group CFO, and Director at Network Solutions, Inc.

Mr. Alber’s significant experience in the government solutions industry and large public companies will serve the Company well. KeyW will benefit greatly from his diverse expertise running sophisticated financial operations in both services and technology centric organizations.

Mr. Alber received his Bachelor of Science degree from George Mason University in Business Administration with a concentration in finance and recently completed an Advance Management Program (AMP) at Georgetown University’s McDonough School of Business.

Kirk Herdman, 54, has served as Executive Vice President of Corporate Strategy and Business Development since September 15, 2017. Kirk joined KeyW in April 2017 as part of the Sotera acquisition to lead the company’s corporate strategy. He has more than 29 years of experience in operational and business development leadership positions creating, leading and growing organizations in the national security sector of the federal government contracting market.

Before joining KeyW, Kirk was EVP and chief strategy officer for Sotera Defense Solutions, Inc. from June 2009 to April 2017. He joined Sotera as the senior vice president for business development and operations to create a centralized business development organization and to integrate legacy components of an emerging, mission-focused, national security company. He played a critical role in developing and driving the strategies that captured many of Sotera’s prime contracts.

Earlier in his career, Kirk held leadership positions with Wyle Information Systems, General Dynamics Advanced Information Systems and ManTech International.

Kirk holds a Bachelor of Science degree in Applied Mathematics from Virginia Tech and is a graduate of the University of Virginia’s Darden School of Business Executive Training Program on Leadership Change.

Phil Luci, 57, has served as Executive Vice President, General Counsel and Corporate Secretary since May 10, 2017. Mr. Luci joined KeyW in December 2010. He served as Vice President and General Counsel from December 2010 to May 2017. Phil is responsible for KeyW’s legal, compliance, security, stock administration, pricing and contracts functions. Prior to joining KeyW, Phil held a number of positions within the Central Intelligence Agency (CIA), including serving as chief acquisition officer & procurement executive, counsel to the chief financial officer, deputy counsel for the Intelligence Community management staff and deputy chief of the Logistics and Procurement Law Division.

Prior to that, Phil served as an attorney at the National Security Agency with a primary focus on government contracting law. After 27 years of active and reserve duty service, Phil retired from the U.S. Army Reserve at the rank of Colonel in The Judge Advocate General’s Corps. He served in a number of senior Army positions, most notably as Staff Judge Advocate for the 99th Regional Readiness Command and Commander of the 10th Legal Support Organization.

Phil holds a Bachelor of Arts degree and a Juris Doctorate from Duquesne University and a Master of Laws in Government Procurement Law from The George Washington University.

John Sutton, 59, joined KeyW on May 15, 2017 as Executive Vice President and Chief Operating Officer. John leads the delivery, mission performance, and customer satisfaction of KeyW’s technology products and solutions in the areas of Intelligence, Cyber and Counter-Terrorism.

Prior to joining KeyW in May 2017, John joined QinetiQ NA in April 2011 as Senior Vice President of Business Development, leading sales operations for a $1.2 billion products and services company owned by QinetiQ LLC, a UK firm.  In January 2012, John’s role shifted to operations where he took on the role of Executive Vice President and General Manager of the Mission Solutions Group. Thereafter, John served as a principal in the sale and integration of QinetiQ NA to Veritas Capital in May 2014.  In January 2015, John was retained to help form Veritas’ owned Vencore, and served as Senior Vice President and General Manager of Vencore’s DoD, NSA, CYBERCOM, DHS, and Civilian business operations through December 2016.

The extensive experience John has in systems integration, software development, telecommunications, and cyber security to federal and commercial clients has delivered and grown hundreds of contracts totaling $3.7 billion in profitable revenue. John began his career in 1981 as a Merchant Marine Officer serving as Third, Second, and Chief Mate on U.S. Flag ships. In 1986, he joined Advanced Technology launching his business career in winning, growing, and operating federally focused technology businesses. As a leading player in growing firms to successful exits generating a total value of $2.8 billion, John has been integral to over 25 M&A processes and 13 transactions. Most notable, PRC to Litton, GRC to AT&T, McDonald Bradley to ManTech, Global Crossing to Level 3, and QinetiQ NA to Vencore.

John has served on George Mason University’s Management Advisory Board, Blue Canopy Advisory Board, and the Executive Committee of INSA. In addition, he was the founding chair of the Washington Executive General Manager’s Council and is a volunteer for the Wounded Warrior Mentor Program. John has received many awards; Time Magazine Top Inventions of 2008, Team Award for “A-Space”, Department of the Army Superior Performance, and Department of the Navy AEGIS Excellence Award.

A native of Scituate, Massachusetts, John holds a Master of Business Administration from George Mason University and a Bachelor of Science in Marine Transportation from Massachusetts Maritime Academy. He resides in Reston, VA with his wife and has four grown children and two grandchildren.

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (Deloitte) currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s accounts for the year ending December 31, 2017. The Audit Committee has appointed Deloitte to serve as independent registered public accounting firm to conduct an audit of the Company’s accounts for the fiscal year ending December 31, 2018.

Stockholder ratification of the selection of Deloitte as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders' best interests.

Vote Required

Ratification of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). With respect to the ratification of Deloitte & Touche LLP, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

The Board of Directors recommends a vote FOR approval of the Proposal to Ratify the Appointment of DELOITTE & TOUCHE LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending december 31, 2018.

PROPOSAL 3 - AmendmentS to the Company’s AMENDED AND RESTATED 2013 Stock Incentive Plan

Introduction

We are asking our stockholders to approve our 2013 Stock Incentive Plan, as amended (referred to in this Proxy Statement as the 2013 Plan), to increase the number of shares of common stock available for issuance under the 2013 Plan by 1,480,000 shares, representing approximately 2.97% of our shares of common stock outstanding as of March 22, 2018. We believe equity compensation is a critical tool for employee motivation and retention. We are proposing the share increase to enable us to continue offering effective equity compensation to our employees.

Our Board of Directors approved the 2013 Plan, as amended, on March 1, 2018, subject to stockholder approval. If approved by our stockholders, the amended 2013 Plan will become effective as of the Annual Meeting date.

Approval of the 2013 Plan, as amended, requires the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, and voting on this Proposal 3, to vote “For” this Proposal 3. Abstentions and broker non-votes will not be counted as either votes cast “For” or “Against” Proposal 3 and have no effect on the vote for this Proposal 3.

Objectives of the 2013 Plan

The primary goal of the amendment of our 2013 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees. Like other companies, we actively compete for highly qualified employees, especially technical employees. Our equity program is a key component of our strategy to attract and retain key individuals, and the share requirements of our equity program have grown with our company. In addition, our Compensation Committee utilizes long-term equity based compensation to align participants’ interests with the interests of the our stockholders in the long-term success of the Company and to provide management with an equity ownership in the Company tied to Company performance. Equity-based compensation encourages executives to act as owners with an equity stake in the Company, discourages inappropriate risk-taking and contributes to the continuity and stability within our leadership.

Each year, the Compensation Committee of our Board of Directors and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay for performance philosophy. We continue to believe that equity compensation is critical in motivating key employees and that it effectively aligns employee compensation with stockholder interests. The 2013 Plan is the sole available plan for granting discretionary equity compensation to our employees. Our ability to use long-term equity-based compensation as a significant component of our overall compensation would be quite limited if the stockholders do not approve the 2013 Plan, as amended.

A summary of the current 2013 Plan is provided above under the heading “Executive Compensation – Equity Incentive Plans – Amended and Restated 2013 Stock Incentive Plan”.

Proposed Amendments

The amendments to the 2013 Plan include the following key modifications:

•            Share Reserve Increase. At no time has the 2013 Plan contained an annual “evergreen” provision, pursuant to which the share pool would be automatically increased each year based on a specified formula. As a result, shareholder approval is required to an increase in the amount of shares available in the 2013 Plan to 4,180,000 shares of our common stock. This number includes our current share amount of 2,700,000 shares of our common stock and 1,480,000 new shares of our common stock.

•             One-Year Minimum Vesting for 95% of Available Awards. As amended, the 2013 Plan would require at least 95% of the shares of common stock authorized for grant under the 2013 Plan to have a minimum vesting period of at least one year so as to provide an additional safeguard to shareholders that incentive awards generally are intended to constitute long-term compensation.

•             No Dividends on Unvested Awards. As amended, the 2013 Plan would provide that dividends are not paid with respect to options or stock appreciation rights nor with respect to any other unvested award. A participant may receive credit for all dividends and other distributions paid or made with respect to the shares of common stock granted for each share of common stock underlying the participant’s award. The dividends (and earnings thereon, if applicable) credited to a participant will be withheld by the Company and subject to the same vesting requirements as the underlying award and shall be distributed at the time as the award. ..

•             Repricing Not Allowed. As amended, the 2013 Employee Plan would expressly prohibit the repricing of equity awards—including the cancellation and re-grant of outstanding equity awards—without prior stockholder approval. As amended, the 2013 Employee Plan also would expressly prohibit us from buying out stock options whose exercise price exceeds the fair market value of our common stock, often referred to as underwater options, for cash, without stockholder approval.

The complete text of the proposed amended and restated 2013 Plan, which includes the proposed Amendments, is set forth in Annex B to this proxy statement, and stockholders are urged to review it together with the information contained in this Proposal 3 section of the Proxy Statement, which is qualified in its entirety by reference to Annex B.

We note the following provisions in the 2013 Plan that are designed to protect our stockholders’ interests:

•              No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of stock options or stock appreciation rights or to satisfy withholding for taxes in connection with the exercise or settlement of an award will not be added back to the pool of available shares under the 2013 Plan and will not be available for future awards.

•              No Discount Stock Options. As in the case of the Prior Plan, all stock options will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•              No Single-Trigger Change in Control Vesting. If awards granted under the 2013 Plan are assumed by a successor entity in connection with a change in control, such awards will not automatically vest and pay out upon a change in control.

•              Awards Subject to a Clawback Policy. Awards under the 2013 Plan will be subject to any compensation recoupment policy that the Company may adopt from time to time.

Background of and Reasons for the Proposal to Approve the Amendments

Due to our expanding workforce, both organically and through acquisitions, there is a need for the additional shares available for issuance to employees, under restricted stock grants, or other forms of equity awards. As of March 22, 2018, KeyW and its affiliates had approximately 1,975 employees, non-employee directors and service providers eligible to be considered for awards under the 2013 Plan This is an increase of 750 employees since the Company’s 2015 amendment to increase shares in the 2013 Plan.

As of February 28, 2018, the closing price of shares of our common stock as reported on Nasdaq, was $7.51 per share. In addition, as of February 28, 2018, stock options outstanding, unvested restricted stock, unvested restricted stock units, and rights to receive long term incentive shares and shares available for grant under all of our equity plans are below:

Stock options outstanding, all plans (1)	857,110
Unvested full-value awards outstanding, all plans	616,489
Unvested restricted stock units	336,173
Rights to receive long term incentive shares	1,822,557
Shares available for awards, all plans (2)	401,740

(1)	As of February 28, 2018 the range of the exercise prices of stock options outstanding under all of our equity compensation plans was $5.00 to $17.11, with a weighted-average exercise price of $9.45. The weighted-average remaining contractual life of stock options outstanding under all of our equity compensation plans as of February 28, 2018 was 3.43 years.

(2)	Represents shares of our Common Stock reserved for future awards under the 2013 Stock Incentive Plan as of February 28, 2018. All of our other stock incentive plans no longer have reserves for future awards.

New Plan Benefits Under the 2013 Plan

Awards under the 2013 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates and the level of achievement of certain performance goals, and as a result, the amounts that may be earned by the participants, including our NEOs, under the 2013 Plan for 2018 and beyond cannot be determined at this time.

Since 2016, we have granted the following Restricted Stock, Restricted Stock Units and Rights to receive Long Term Incentive Shares under the 2013 Plan.

RESTRICTED STOCK

Category	Stock Awards 2016	Stock Awards 2017	Stock Awards 2018 (Jan – Feb)	Total by Category
NEOs	—	—	—	—
Employees	105,350	167,683	—	273,033
Board, Advisory Board and Consultants	79,441	93,518	—	172,959
Total Awards	184,791	261,201	—	445,992

RESTRICTED STOCK UNITS

Category	Unit Awards 2016	Unit Awards 2017	Unit Awards 2018 (Jan – Feb)	Total by Category
NEOs	—	40,523	—	40,523
Employees	130,265	296,900	1,000	428,165
Board, Advisory Board and Consultants	—	—	—	—
Total Awards	130,265	337,423	1,000	468,688

RIGHTS TO RECEIVE LONG TERM INCENTIVE SHARES

Category	Rights 2016	Rights 2017	Rights 2018 (Jan – Feb)	Total by Category
NEOs	—	113,507	—	113,507
Employees	565,000	4,050	30,000	599,050
Board, Advisory Board and Consultants	—	—	—	—
Total Grants	565,000	117,557	30,000	712,557

Totals Awards and Rights	880,056	716,181	31,000	1,627,237

The level of equity grants to employees relative to directors and NEO grants is additional testament to our commitment to align total employee compensation with our long-term stock performance. Ownership in our Company is important in attracting and retaining employees in a very difficult hiring market and having the shares to hire and retain employees helps set us apart from our competitors that do not provide equity ownership to every employee.

The board of directors believes that if the proposed Amendments are approved, we will be able to continue to enhance our ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve KeyW and to expend maximum effort to improve the business results and earnings of KeyW, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of KeyW.

We anticipate filing a Registration Statement on Form S-8 with the SEC to register the additional amount of new shares of our Common Stock to be included in the aggregate share reserve under the plan, as amended by the Amendments, effective upon and subject to stockholder approval of the Amendments, as soon as practicable upon such stockholders’ approval of the Amendments.

The board of directors recommends that our stockholders approve the Amendment. If the requisite stockholder approval of the Amendment is not obtained, the provision relating to the increase in the aggregate share reserve and the other Amendments will not take effect. If such approval is not obtained, we may continue to grant awards under the Plan in accordance with the current share reserve and plan terms.

Interest of Certain Persons in the Adoption of the 2013 Plan, as Amended.

The Company’s current directors and executive officers and the director nominees have an interest in the proposal to adopt the 2013 Plan, as amended, as each is eligible to receive awards under the 2013 Plan. The benefits that will be received by or allocated to eligible persons under the 2013 Plan, including each of the current directors, each of the director nominees (assuming election at the Annual Meeting), each of the named executive officers, the current executive officers as a group, the current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are discretionary and are not presently determinable.

Consideration to be Received by the Company for Awards.

The Company will receive no monetary consideration for the granting of awards under the 2013 Plan, as amended. The Company will receive no monetary consideration other than the option price for shares of common stock delivered to participants upon the exercise of stock options. The Company will receive no monetary consideration upon the vesting of restricted stock, restricted stock units, performance shares or performance units.

Vote Required

The affirmative vote of a majority of the shares of KeyW common stock present or represented by proxy and voting at the annual meeting, is required for approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record, how to vote in order for your vote to be counted on this proposal. Abstentions and broker non-votes will have no effect on the proposal.

The board of directors recommends that the shareholders vote FOR the approval of the amendments to the 2013 Stock Incentive Plan.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF the COMPANY’S NAMED EXECUTIVE OFFICERS

Background of the Proposal

The Dodd-Frank Act requires all public companies, beginning with their stockholder meetings on or after January 21, 2011, to hold a separate non-binding advisory stockholder vote to approve the compensation of executive officers as described in the Compensation Discussion and Analysis, the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say-on-Pay” proposal). Pursuant to Section 14A of the Exchange Act, we are holding a separate non-binding advisory vote on Say-on-Pay at the Annual Meeting.

Say-on-Pay Proposal

As discussed in the CD&A section of this Proxy Statement, the Company’s executive compensation program is primarily structured to attract, retain, and motivate qualified, talented and diverse leaders who are enthusiastic about the Company’s mission and culture by providing competitive compensation and benefits to its executive officers consistent with our focus on controlling costs. The primary elements of compensation used to support the above goals are base salary, annual incentives, long-term incentives, discretionary awards, and retirement, health and welfare benefits. KeyW maintains compensation plans that tie a substantial portion of its executives’ overall compensation to the achievement of corporate goals and success of the Company. The Board of Directors believes that the compensation program for the Company’s executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officers. KeyW urges you to read the “Executive Compensation” section of this Proxy Statement for details on the Company’s executive compensation programs.

The Say-on-Pay proposal is set forth in the following resolution:

“RESOLVED, that the compensation paid to The KeyW Holding Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Vote Required

Adoption of the Say-on-Pay proposal requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal). You may vote “FOR”, “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL.

Audit Committee Report

In performing its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s 2017 consolidated audited financial statements with the Company’s management. The Audit Committee also has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which include, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s 2017 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The Board of Directors has the ultimate authority for effective corporate governance, including oversight of the management of KeyW. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing KeyW’s accounting, auditing and financial reporting processes, internal controls, financial risk exposures and for monitoring compliance with certain regulatory and legal requirements. The Audit Committee regularly reports to the full Board. For a summary of the responsibilities of the Audit Committee, see also “The Board of Directors and Committees - Committees of the Board” in this Proxy Statement.

The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant’s independence. The Board of Directors has determined that Ms. Pisano and Mr. Sopp are Audit Committee financial experts as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. KeyW management is responsible for the preparation and integrity of KeyW’s financial statements, the financial reporting process, including evaluating the effectiveness of KeyW’s disclosure controls and procedures and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. In addition, management has responsibility for the Company’s compliance with legal and regulatory requirements.

KeyW’s independent registered public accounting firm, Deloitte & Touche LLP is responsible for performing an independent audit of KeyW’s annual consolidated and combined financial statements, expressing an opinion on the conformity of the financial statements with U.S. generally accepted accounting principles, and, when applicable, expressing an opinion as to the effectiveness of internal control over financial reporting in accordance with the Standards of the Public Company Accounting Oversight Board (PCAOB).

Audit Committee

Mark W. Sopp, Chairperson

Shephard W. Hill

Arthur L. Money

Caroline S. Pisano

You should not consider this report to be “soliciting materials” or to be “filed” with the SEC. It also is not subject to the liabilities of Section 18 of the Exchange Act. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the federal securities laws.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

With respect to the year ended December 31, 2016, the Company used Grant Thornton LLP as its principal accountant. On March 17, 2017, the Audit Committee dismissed Grant as the Company’s principal accountant. On March 17, 2017, the Audit Committee approved the appointment of Deloitte & Touche LLP to serve as the Company’s principal accountant with respect to the year ending December 31, 2017.

Representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

The following table shows the fees that were billed to the Company by Deloitte for 2017 and by Grant for 2016 for professional services rendered for the fiscal years ended December 31, 2017 and December 31, 2016.

Fee Category	2017	2016
(In thousands)
Audit Fees	$1,015	$818
Audit-Related Fees	150	—
Tax Fees	—	—
All Other Fees	34	60

Total Fees	$1,199	$878

Audit Fees

This category includes fees for the audit of the Company’s annual financial statements and review of financial statements included in the quarterly reports on Form 10-Q.

Audit-Related Fees

This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not included above under “Audit Fees”. These services include services in connection with acquisitions and stock offerings, including comfort letters to underwriters. The amount for fiscal year ended December 31, 2017, was for services related to the acquisition of Sotera Defense Solutions, Inc.

Tax Fees

This category includes fees for the research and development tax credit study.

All Other Fees

This category includes fees for products and services provided by Deloitte for 2017 and by Grant for 2016 that are not included in the services reported above and out-of-pocket expenses consisting primarily of travel expenses.

Pre-Approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company’s independent accountants. For audit services, each year the independent auditor provides the Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the respective reporting persons during the fiscal year ended December 31, 2017

Other Business

The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying Proxy in the enclosed envelope which requires no postage if mailed in the United States or use the internet to transmit voting instructions at www.proxyvote.com.

Stockholder Proposals for the 2019 Annual Meeting

All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) must be received by the Company not later than December 7, 2018 and must otherwise comply with the rules of the SEC for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. Proposals should be delivered to The KeyW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, Attention: Corporate Secretary.

Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the 2019 Annual Meeting must deliver written notice thereof to the Secretary of the Company not less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting of stockholders (which will be December 7, 2018), nor earlier than 150 days prior to the first anniversary date of the Proxy Statement for the preceding year’s Annual Meeting of Stockholders (which will be November 7, 2018). If a stockholder gives notice of such a proposal outside such window, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2019 Annual Meeting.

Annual Report and Consolidated Financial Statements

A copy of the Company’s 2017 Annual Report accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of the Company may be “householding” our proxy materials. A single Proxy Statement and 2017 Annual Report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate copy of the Proxy Statement and 2017 Annual Report and/or wishes to receive separate copies of these documents in the future such stockholder may (1) notify its broker or (2) direct its written or oral request to: The KeyW Holding Corporation, 7740 Milestone Parkway, Suite 400, Hanover, MD 21076, Attention: Corporate Secretary, 443-733-1600. Upon written or oral request, we will deliver promptly a separate copy of the Proxy Statement and 2017 Annual Report to any stockholder at a shared address to which a single copy of any of these documents was delivered.

Two or more stockholders sharing an address can request delivery of a single copy of the Proxy Statement and 2017 Annual Report if they are receiving multiple copies by contacting the KeyW Holding Corporation in the manner set forth above.

Reference Documents

THE INFORMATION REQUIRED BY ITEM 13(A)(1)-(5) OF SCHEDULE 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS INCORPORATED BY REFERENCE TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, FILED ON MARCH 16, 2018.

UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE KEYW HOLDING CORPORATION, 7740 MILESTONE PARKWAY, SUITE 400, HANOVER, MD 21076, ATTENTION: CORPORATE SECRETARY. EXCEPT FOR THE INFORMATION INCORPORATED BY REFERENCE FROM THE FORM 10-K DESCRIBED ABOVE, THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

ANNEX A

Non-GAAP Financial Measures - Adjusted EBITDA

Adjusted EBITDA, as defined by KeyW, is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP. The adjusted EBITDA reconciliation table below provide a reconciliation of these non-U.S. GAAP financial measures to net income (loss) , the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Adjusted EBITDA should not be considered as an alternative to net income, operating income or any other measure of financial performance calculated and presented in accordance with U.S. GAAP. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate Adjusted EBITDA or similarly titled measures in the same manner as we do. We prepare Adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our core operating performance. We encourage you to evaluate these adjustments and the reasons we consider them appropriate.

We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons:

•              we have various non-recurring transactions or non-operating transactions and expenses that directly impact our net income from continuing operations. Adjusted EBITDA is intended to approximate the net cash provided by operations by adjusting for non-recurring or non-operating items; and

•              securities analysts use Adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies.

Our board of directors and management use Adjusted EBITDA from continuing operations:

•              as a measure of operating performance;

•              to determine a significant portion of management's incentive compensation;

•              for planning purposes, including the preparation of our annual operating budget; and

•              to evaluate the effectiveness of our business strategies.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Some of these limitations are:

•              Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or other contractual commitments;

•              Adjusted EBITDA from continuing operations does not reflect changes in, or cash requirements for, our working capital needs;

•              Adjusted EBITDA from continuing operations does not reflect interest expense or interest income;

•              Adjusted EBITDA from continuing operations does not reflect cash requirements for income taxes;

•              Adjusted EBITDA from continuing operations does not include non-cash expenses related to stock compensation;

•              Adjusted EBITDA from continuing operations does not include acquisition costs and other adjustments;

•              Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and adjusted EBITDA from continuing operations does not reflect any cash requirements for these replacements; and

•              Other companies in our industry may calculate adjusted EBITDA from continuing operations or similarly titled measures differently than we do, limiting its usefulness as a comparative measure.

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THE KEYW HOLDING CORPORATION AND SUBSIDIARIES

Adjusted EBITDA from Continuing Operations Reconciliation Table

(in thousands and unaudited)

	Twelve months ended December 31,
	2017	2016
	(Unaudited)	(Unaudited)
Net income (loss) from continuing operations	$(10,951)	$1,865
Depreciation	8,946	6,449
Intangible amortization	11,416	6,113
Stock based compensation	4,228	3,472
Interest expense, net	17,015	10,812
Tax (benefit) expense	(11,060)	2,457
Acquisition costs and other adjustments	21,046	255
Adjusted EBITDA	$40,640	$31,423

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ANNEX B

THE KEYW HOLDING CORPORATION

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

The KeyW Holding Corporation, a Maryland corporation (the “Company”), sets forth herein the terms of its Amended and Restated 2013 Stock Incentive Plan (the “Plan”) as follows:

PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and stock units in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

The Plan was originally adopted by the Board of Directors of the Company on May 4, 2012, subject to the approval by the stockholders of The KeyW Holding Corporation, which approval was obtained on August 15, 2012. The Plan became effective January 1, 2013.

The Plan was amended and restated by the Board of Directors on July 6, 2015, subject to the approval by the stockholders of The KeyW Holding Corporation, which approval was obtained on August 12, 2015.

The Plan was amended by the Board on March 1, 2018, subject to the approval of the stockholders of The KeyW Holding Corporation, to increase the amount of shares available in the Plan from 2,700,000 to 4,180,000 shares of the Company’s common stock.

DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1       “Affiliate” means, with respect to a Person, any company or other trade or business that controls, is controlled by or is under common control with such Person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary, provided that an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.

2.2       “Award” means a grant of an Option, Restricted Stock, Restricted Stock Unit, SARs or Performance Shares under the Plan.

2.3       “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.4       “Benefit Arrangement” shall have the meaning set forth in Section 13 hereof.

2.5       “Board” means the Board of Directors of The KeyW Holding Corporation.

2.6       “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate thereof, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate thereof.

2.7       “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity or (ii) a sale of substantially all of the assets of the Company to another person or entity.

2.8       “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

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2.9       “Committee” means the Compensation Committee of, and designated from time to time by resolution of, the Board, which shall consist of two (2) or more independent members of the Board.

2.10       “Company” has the meaning set forth in the Preamble.

2.11       “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.12       “Effective Date” means January 1, 2013.

2.13       “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14       “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith in a manner consistent with Code Section 409A.

2.15       “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) controls the management of assets, and any other entity in which one or more these persons (or the Grantee) own more than fifty percent (50%) of the voting interests in such entity.

2.16       “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.17       “Grant Share” shall have the meaning set forth in Section 15.3 hereof.

2.18       “Grantee” means a person who receives or holds an Award under the Plan.

2.19       “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.20       “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21       “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22       “Option Price” means the purchase price for each share of Stock subject to an Option.

2.23       “Other Agreement” shall have the meaning set forth in Section 13 hereof.

2.24       “Parachute Payment” shall have the meaning set forth in Section 13 hereof.

2.25       “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity or organization.

2.26       “Plan” has the meaning set forth in the Preamble.

2.27       “Purchase Price” means the purchase price for each share of Stock issued pursuant to an Award of Restricted Stock or Stock Units.

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2.28       “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.29       “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 9 hereof, that are subject to restrictions and to a risk of forfeiture.

2.30       “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.31       “Service” means service as an employee, officer, director or other Service Provider of the Company or an Affiliate thereof. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate thereof. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.32       “Service Provider” means an employee, officer or director of the Company or an Affiliate thereof, or a consultant or adviser currently providing services to the Company or an Affiliate thereof.

2.33       “Stock” means the common stock, $0.001 par value per share, of the Company.

2.34       “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to Section 8 herein.

2.35       “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 9 hereof.

2.36       “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.37       “Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

ADMINISTRATION OF THE PLAN

3.1       Board.

The Plan shall be administrated by the Board or, the Committee with respect to “qualified performance-based compensation” subject to Code Section 162(m) or to the extent the Board delegates its administrative responsibilities to the Committee pursuant to Section 3.2 (any reference to the Board shall include the Committee when the Committee is acting as the administrator pursuant to this Section 3.1). The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and bylaws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2       Committee.

The Board from time to time may delegate its powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above to the Committee and the Board may delegate to one or more committees of the Board or to the CEO responsibility for the day-to-day operation of the Plan In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 3.1 and all references herein to the Board shall be deemed to be the Committee. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

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3.3       Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees;
(ii)	determine the type or types of Awards to be made to a Grantee;
(iii)	determine the number of shares of Stock to be subject to an Award;
(iv)	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options provided that any Award must be subject to a minimum vesting period as set forth in Section 4.4 hereof;
(v)	prescribe the form of each Award Agreement evidencing an Award; and
(vi)	subject to Section 5.3; amend, modify, or supplement the terms of any outstanding Award (provided, that, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award).

The Board’s authority hereunder specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. In addition, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

3.4       Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents, provided that no dividends will be paid with respect to any unvested or unearned Awards. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.5       No Liability.

No member of the Board or of a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6       Share Issuance/Book Entry.

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

STOCK SUBJECT TO THE PLAN

4.1       Number of Shares Available for Awards; Annual Per-Person Limitations.

Subject to adjustment as provided in Section 15 hereof, the number of shares of Stock available for issuance under the Plan shall be 4,180,000, (four million one hundred eighty thousand), all of which may be subject to Incentive Stock Options. All shares of Stock issuable under the Plan may be issued as Common Stock. Stock issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

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The 2013 Plan imposes individual limitations on the amount of Awards, to comply with Code Section 162(m). Under these limitations, in any fiscal year of the Company during any part of which the 2013 Plan is in effect, no participant may be granted an award of more than 200,000 shares.

4.2       Adjustments in Authorized Shares.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3       Share Usage.

The maximum number of shares of Stock available for issuance under the Plan shall be reduced by the full number of shares of Stock covered by Awards granted under the Plan. This reduction shall include the full number of shares of Stock covered by an Award, regardless of whether (i) any shares of Stock are tendered in payment of any Option or SAR, (ii) any such Option, SAR, or other Award covering shares of Stock under the Plan ultimately is settled in cash or by delivery of shares of Stock (either by share netting, an attestation process, or actual delivery), (iii) shares of Stock were used to satisfy the Option exercise price or purchase price of an Award or to satisfy any tax withholdings, or (iv) shares of Stock were repurchased by the Company with Option or SAR proceeds. The maximum number of shares of Stock available for issuance under the Plan shall be reduced by one (1) share of Stock for every share of Stock covered by all Awards granted under the Plan. If, however, any Award granted under this Plan terminates, expires, is forfeited because any performance or time-based vesting requirements were not satisfied, or lapses for any reason, any shares of Stock subject to such Award shall again be available for a grant of an Award under the Plan.

4.4       Minimum Vesting Period.

No portion of an award may vest sooner than one (1) year from the date of grant, and no Grantee award or grant document may waive or supersede this minimum; provided, however, that the foregoing minimum vesting period shall not apply to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in this Section 4).

EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1       Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company’s stockholders entitled to vote thereon. Upon approval of the Plan by the stockholders of the Company entitled to vote thereon as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company entitled to vote thereon had approved the Plan on the Effective Date.

5.2       Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Sections 5.3 or 15.3. No Awards shall be made after termination of the Plan.

5.3       Amendment and Termination of the Plan

The Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that the Board shall not have the authority to, without shareholder approval, (1) change the limits set forth in Section 4.1, (2) lower the minimum Option Price or exercise price of a SAR, (3) change eligible Grantees to receive Awards, (4) except as provided in Section 15.4, reprice or lower the Option Price of any Option or exercise price of any SAR, previously awarded to any Grantee, whether through amendment, exchange, cancellation and replacement grant, or any other means, or take any other action that would be treated as a repricing under generally accepted accounting principles (“GAAP”), (5) except as provided in Section 15.4, buy out or cancel an existing Option or SAR in exchange for an amount of cash or shares of Stock when the Fair Market Value of the shares of Stock covered by the Option or SAR is less than the Option Price or exercise price of the SAR, or (6) permit the purchase of shares of Stock subject to any unvested Option or SAR or waive the vesting requirement of any unvested Award except as a result of (a) a Change in Control, (b) the death of a Grantee, or (c) a Grantee’s separation from service with the Company as defined in accordance with Code Section 409A due to involuntary termination without Cause. Notwithstanding any provision of the Plan to the contrary, if the Board determines that any Award may or does not comply with Code Section 409A, the Company may amend the Plan and the affected Award Agreement, or take any other action, without the Grantee’s consent, that the Board believes necessary or appropriate to (1) exempt the Plan and any Award from the application of Code Section 409A, or (2) comply with the requirements of Code Section 409A.If the Board, in its sole discretion, determines that the rights of a Grantee with respect to an Award granted prior to such amendment, suspension or termination, may be adversely impaired, the consent of such Grantee shall be required or the terms of such Grantee’s Award shall continue to be governed by the Plan without giving effect to any such amendment. An amendment to the Plan shall be contingent on approval of the Company’s stockholders entitled to vote thereon only to the extent required by applicable law, regulations or rules. For the avoidance of doubt, nothing in this Section 5.3 shall be deemed to limit the discretion of the Board under Section 15.3.

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5.4       Amendments of Awards.

The Board may, subject to Section 4.4, at any time and from time to time, amend the terms of any Award, prospectively or retroactively; provided, however, that if the Board, in its sole discretion, determines that the rights of a Grantee with respect to an Award may be adversely impaired by any such amendment, the consent of such Grantee shall be required.

Award ELIGIBILITY

6.1       Employees and Other Service Providers.

Awards may be made under the Plan to any employee, officer or director of, or other Service Provider providing services to, the Company or any Affiliate thereof. To the extent required by applicable state law, Awards within certain states may be limited to employees and officers or employees, officers and directors. An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.2       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking options into account in the order in which they were granted.

AWARD AGREEMENT

Each Award pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Award (subject to adjustment in accordance with Section 15). Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

Terms and conditions of options AND STOCK APPRECIATION RIGHTS (sars)

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall not be less than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten-Percent Stockholder, the Option Price of an Incentive Stock Option granted to such Grantee shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date.

8.2       Vesting.

Subject to Sections 4.4, 8.3 and 15.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company’s right of repurchase with respect to unvested shares of Stock.

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8.3       Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten-Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Exercise of Options on Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company entitled to vote thereon, or after ten (10) years following the Grant Date, or after the occurrence of an event referred to in Section 15 hereof which results in termination of the Option.

8.6       Exercise Procedure.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, in the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) one hundred (100) shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. The Option Price shall be payable in a form described in Section 10.

8.7       Right of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to cash or dividend payments or distributions attributable to the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Notwithstanding anything else contained herein to the contrary, dividends may not be paid or issued with respect to Options until such Award is fully vested and the shares of Stock are issued and such Options are no longer subject to any vesting requirements or repurchase rights on behalf of the Company. For the avoidance of doubt, dividend payouts are prohibited on Options

8.8       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock purchased upon such exercise of the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

8.9       Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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8.10       Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and shares of Stock acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service under an Option shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the applicable Award Agreement, and the shares may be subject to repurchase by the Company or its assignee.

8.11       Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

8.12       Grant of SARs.

Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant SARs to Grantees in such amounts as the Board shall determine. A SAR shall represent a right to receive a payment in cash, shares of Stock, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over an amount (the “SAR exercise price”) which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option Price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.

8.13       Award Agreement.

Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of shares of Stock to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Board shall determine. SARs granted under this Section 8 shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Grantee. Notwithstanding the foregoing, and subject to Section 4.4, a SAR shall not fully vest until the date that is three (3) years after the date of grant of such SAR, except as otherwise may be provided in the Award Agreement for (a) new hires, (b) involuntary terminations of employment without Cause, (c) achievement of specific performance objectives, (d) death, (e) Disability, or (f) other circumstances that the Board determines is in the best interests of the Company, but only if any individuals identified or subject to the circumstances described in items (a) through (f) above have been continuously employed with the Company for a period of at least six (6) months from the date of grant. Notwithstanding anything else contained herein to the contrary, dividends may not be paid or issued with respect to SARs until such Award is fully vested and the shares of Stock are issued and such SARs are no longer subject to any vesting requirements or repurchase rights on behalf of the Company. For the avoidance of doubt, dividend payouts are prohibited on SARs.

8.14       Duration of SAR.

Each SAR granted to a Grantee shall expire at such time as the Board shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

8.15       Exercise.

SARs shall be exercised by the delivery to the Company of written or other notice of exercise acceptable to the Company, setting forth the number of shares of Stock with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Company shall have received notice from the Grantee of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. With respect to SARs granted in tandem with an Incentive Stock Option, (a) such SAR will expire no later than the expiration of the underlying Incentive Stock Option, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option Price of the underlying Incentive Stock Option and the Fair Market Value of the shares of Stock subject to the underlying Incentive Stock Option at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the underlying Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.

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SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in shares of Stock, a certificate for the shares of Stock acquired upon exercise of an SAR shall be issued in the name of the Grantee, or the Company shall transfer the shares of Stock electronically from its transfer agent to the Grantee, as soon as practicable following receipt of notice of exercise. No fractional shares of Stock will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Board, the Grantee will receive cash in lieu of fractional shares of Stock.

8.16       Exercise upon Termination of Employment.

Each Grantee’s Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise a SAR following termination of the Grantee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board, shall be included in the Award Agreement entered into by the Grantees, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment.

8.17       Nontransferability.

Unless otherwise determined by the Board in its discretion, no SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, SARs granted in tandem with an Incentive Stock Option granted to a Grantee under the Plan shall be exercisable during the Grantee’s lifetime only by such Grantee.

terms and conditions of RESTRICTED STOCK and stock units

9.1       Award of Restricted Stock and Stock Units.

The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

9.2       Restrictions.

At the time an Award of Restricted Stock or Stock Units is made, the Board shall establish a restriction period of no less than one (1) year applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restriction period. The Board may, in its sole discretion, at the time an Award of Restricted Stock or Stock Units is made, prescribe conditions that must be satisfied prior to the expiration of the restriction period, including the satisfaction of corporate or individual performance objectives or continued Service, in order that all or any portion of the Restricted Stock or Stock Units shall vest.

Subject to Sections 4.4 and 5.3, the Board also may, in its sole discretion, shorten or terminate the restriction period or waive any of the conditions applicable to all or a portion of the Restricted Stock or Stock Units. The Restricted Stock or Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restriction period or prior to the satisfaction of any other conditions prescribed by the Board with respect to such Restricted Stock or Stock Units.

9.3       Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to such Grantee, as soon as reasonably practicable after the applicable Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

9.4       Rights of Holders of Restricted Stock.

Holders of Restricted Stock shall have the right to vote such Stock and, unless the Board otherwise provides in an Award Agreement, to receive any dividends declared or paid with respect to such Stock, provided that no such dividends shall be paid with respect to unvested Restricted Stock awards, or unearned Performance Share awards. The Board may provide that any dividends paid on Restricted Stock may be reinvested in shares of Stock, which must be subject to the same or other vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. Notwithstanding anything else contained herein to the contrary, dividends may accrue with respect to unvested Restricted Stock Awards, but will not be paid or issued until such Award is fully vested and the shares of Stock are issued and such shares of Restricted Stock are no longer subject to any vesting requirements or repurchase rights on behalf of the Company. For the avoidance of doubt, dividend payouts are prohibited on unvested Restricted Stock awards.

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9.5       Rights of Holders of Stock Units.

9.5.1	Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock, provided that no such dividend equivalents shall be paid with respect to unvested Stock Unit awards or unearned Performance Share awards.. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid. Notwithstanding anything else contained herein to the contrary, dividend equivalents may accrue with respect to unvested Stock Unit Awards, but will not be paid or issued until such Award is fully vested and the Stock Units are issued and such Stock Units are no longer subject to any vesting requirements or repurchase rights on behalf of the Company. For the avoidance of doubt, dividend equivalent payouts are prohibited on unvested Stock Unit awards.

9.5.2	Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

9.6       Termination of Service.

Unless otherwise provided by the Board in the applicable Award Agreement, upon the termination of a Grantee’s Service with the Company or an Affiliate thereof, any shares of Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including, but not limited to, the right to vote Restricted Stock and any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

9.7       Purchase and Delivery of Stock.

The Grantee shall be required to purchase the Restricted Stock or Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 10 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate thereof.

Upon the expiration or termination of the restriction period and the satisfaction of any other conditions prescribed by the Board, having properly paid the Purchase Price, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be, upon the surrender of any stock certificate(s) previously issued to such Grantee in respect of such shares. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

FORM OF PAYMENT

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock or Stock Units shall be made in cash or in cash equivalents acceptable to the Company. In addition, to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.

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WITHHOLDING TAXES

The Company or an Affiliate thereof, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock or payment of any kind upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate thereof, as the case may be, any amount that the Company or the Affiliate thereof may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate thereof, which may be withheld by the Company or the Affiliate thereof, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate thereof to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Board as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 11 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the legally permissible amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

RESTRICTIONS ON TRANSFER OF SHARES OF STOCK

12.1       Repurchase and Other Rights.

Stock issued upon exercise of an Option or pursuant to an Award of Restricted Stock or Stock Units may be subject to such right of repurchase upon termination of Service or other transfer restrictions as the Board may determine, consistent with applicable law. Any additional restrictions shall be set forth in the Award Agreement; provided, however, that no such restrictions shall be inconsistent with the terms of the Plan.

12.2       Installment Payments.

In the case of any repurchase of shares of Stock acquired by the Grantee pursuant to the exercise of an Option or under an Award of Restricted Stock or Stock Units, the Company or its permitted assignee may pay the Grantee, transferee, or other registered owner of the Stock the purchase price in three (3) or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Code Section 1274) in effect on the date on which the purchase is made. The Company or its permitted assignee shall pay at least one-third of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the 60th day after the purchase.

12.3       Legend.

In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

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BENEFIT LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate thereof, except an agreement, contract or understanding that expressly addresses Code Section 280G or Code Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Code Section 280G(c), any Awards held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements shall be reduced or eliminated so as to avoid having the payment or benefit to the Grantee be deemed to be a Parachute Payment. The Company shall reduce or eliminate the Parachute Payments by first reducing or eliminating any cash payments benefits (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of Restricted Stock, then by reducing or eliminating any other remaining Parachute Payments unless otherwise specified in any executed executive agreement.

REQUIREMENTS OF LAW

14.1       General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Award, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any right emanating from such Award or the delivery of any shares of Restricted Stock, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2       Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

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EFFECT OF CHANGES IN CAPITALIZATION

15.1       Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Board. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options to reflect such distribution.

15.2       Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to the exception set forth in the last sentence of Section 15.4, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Award theretofore made pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, and with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. In the event of a transaction described in this Section 15.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

15.3       Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 15.3 and the last sentence of Section 15.4, upon the occurrence of a Change of Control either of the following two actions shall be taken:

(i) immediately prior to the scheduled consummation of a Change of Control, all shares of Restricted Stock and Stock Units shall become immediately vested and all Options outstanding hereunder shall become immediately exercisable unless otherwise specified in any executed executive agreements and shall remain exercisable for a period of fifteen days, or

(ii) the Board may elect, in its sole discretion, to cancel any outstanding Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of Stock subject to the Award (the “Grant Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price applicable to such Grant Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option during such period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

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This Section 15.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options, Stock Units or shares of Restricted Stock theretofore granted, or for the substitution for such Awards for new common stock options, stock units or new shares of restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option prices, in which event the Awards theretofore granted shall continue in the manner and under the terms so provided. In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Change of Control and his employment is terminated without Cause within one year following the consummation of such Change of Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, for the period set forth in the Grantee’s Award Agreement or for such longer period as the Committee may determine.

15.4       Adjustments.

Adjustments under Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 15.1-15.3.

15.5       No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

general provisions

16.1       Clawback Provisions.

The Board shall, in all appropriate circumstances, require reimbursement of any payment under any Award to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company’s financial statements filed with the Securities and Exchange Commission; (2) the Board determines the executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (3) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover from the individual executive the amount by which the individual payments under any Award for the relevant period exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term "executive officer" means any officer who has been designated an executive officer by the Board.

16.2       Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate thereof, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate thereof. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

16.3       Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company entitled to vote thereon for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

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16.4       Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision hereof or thereof.

16.5       Other Award Agreement Provisions.

Each Award under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.6       Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7       Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8       Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards awarded hereunder shall be governed by the laws of the State of Maryland other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards awarded hereunder to the substantive laws of any other jurisdiction.

16.9       Code Section 409A.

The Board intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

B-15

Directions

KeyW’s Corporate Headquarters

7740 Milestone Parkway, Suite 400

Hanover, MD 21076

Main 443-733-1600

From Points North

•      Take MD-295 South / Baltimore Washington Parkway

•      Take the Exit for Arundel Mills Boulevard

•      Turn onto Arundel Mills Boulevard

•      Take the 1st right onto Milestone Parkway

•      Take the 1st right into the parking area

From Points South

•      Take MD-295 North / Baltimore Washington Parkway

•      Take the Exit for Arundel Mills Boulevard

•      Turn right onto Arundel Mills Boulevard

•      Take the 1st right onto Milestone Parkway

•      Take the 1st right into the parking area

From Baltimore/Washington International Airport

•      Take I-195 West

•      Take Exit 2N for MD-295 South / Baltimore Washington Parkway

•      Take the Exit for Arundel Mills Boulevard

•      Turn onto Arundel Mills Boulevard

•      Take the 1st right onto Milestone Parkway

•      Take the 1st right into the parking area

From Points East

•      Take SR-100 West toward Ellicott City

•      Take Exit 9A for MD-295 South / Baltimore Washington Parkway

•      Take the Exit for Arundel Mills Boulevard

•      Turn onto Arundel Mills Boulevard

•      Take the 1st right onto Milestone Parkway

•      Take the 1st right into the parking area

From Points West

•      Take SR-100 East toward Ellicott City

•      Take Exit 9A for MD-295 South / Baltimore Washington Parkway

•      Take the Exit for Arundel Mills Boulevard

•      Turn onto Arundel Mills Boulevard

•      Take the 1st right onto Milestone Parkway

•      Take the 1st right into the parking area

THE KEYW HOLDING CORPORATION ATTN: PHIL LUCI 7740 MILESTONE PARKWAY, SUITE 400 HANOVER, MD 21076 VOTE BY INTERNET - WWW.PROXYVOTE.COM Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E42679-P06431 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE KEYW HOLDING CORP (KEYW) THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING: 1. Election of Directors FOR AGAINST ABSTAIN NOMINEES: 1a. DEBORAH BONANNI • • • 1b. BILL CAMPBELL • • • 1c. SHEP HILL • • • 1d. CHRIS INGLIS • • • 1e. KEN MINIHAN • • • 1f. ART MONEY • • • 1g. CAROLINE PISANO • • • 1h. MARK SOPP • • • 1i. BILL WEBER • • • THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2, 3 AND 4: FOR AGAINST ABSTAIN 2. Ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the • • • Company. • • • 3. Ratify and approve amendments to the Amended and • • • Restated 2013 Stock Incentive Plan. • • • 4. Approve, on a non-binding advisory basis, the • • • compensation of the Company's named executive officers. NOTE: Act upon such other business as may properly come before the Annual Meeting. YES NO Please indicate if you plan to attend this meeting. • • Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E42680-P06431 THE KEYW HOLDING CORPORATION 7740 MILESTONE PARKWAY, SUITE 400, HANOVER, MARYLAND 21076 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS - MAY 10, 2018 The undersigned hereby appoints Bill Weber, Mike Alber and Phil Luci, and each of them severally, as proxies of the undersigned, each with full power of substitution, to represent the undersigned at, and to vote all shares of common stock of The KeyW Holding Corporation which the undersigned may be entitled to vote at, the Annual Meeting of Stockholders of The KeyW Holding Corporation to be held on May 10, 2018 at KeyW Corporate Headquarters, 7740 Milestone Parkway, Suite 400, Hanover, Maryland at 12:00 p.m. Eastern Time ("ET"), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present, in accordance with the instructions set forth on this proxy, and, in their discretion, to vote such shares on any other business as may properly come before the meeting and on matters incident to the conduct of the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE RATIFICATION AND APPROVAL OF THE AMENDMENTS TO THE AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN, AND FOR THE SAY ON PAY PROPOSAL. CONTINUED AND TO BE SIGNED ON REVERSE SIDE